Exhibit 10.39
[CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.]
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 17, 2025 (the “Second Amendment Effective Date”), is made among VIRIDIAN THERAPEUTICS, INC., a Delaware corporation, and each of its Qualified Subsidiaries (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Amendment (collectively, referred to as the “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation (“Hercules”), in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, together with its successors and assigns, the “Agent”).
A.Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of April 1, 2022 (the “Existing Agreement”; and the Existing Agreement, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).
B.Borrower, Lenders and Agent desire to modify the terms of the Existing Agreement as set forth in this Amendment.
SECTION 1Definitions; Interpretation.
(a)Terms Defined in Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.
(b)Rules of Construction. The rules of construction that appear in the last paragraph of Section 1.1 of the Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2Amendments to the Existing Agreement and other Loan Documents.
(a)Upon satisfaction (or waiver) of the conditions set forth in Section 3 hereof, (A) the Existing Agreement is hereby amended as follows:
(i)Exhibit A attached hereto sets forth a clean copy of the Agreement (including, to the extent included in such Exhibit A, each Schedule or Exhibit to the Agreement) as amended hereby;
(ii)In Exhibit B hereto, deletions of the text in the Existing Agreement (including, to the extent included in such Exhibit B, each Schedule or Exhibit to the Existing Agreement) are indicated by ~~struck-through text~~, and insertions of text are indicated by bold, double-underlined text.
(b)References Within Existing Agreement. Each reference in the Existing Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Existing Agreement as amended by this Amendment. This Amendment shall be a Loan Document.

SECTION 3Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction (or waiver) of each of the following conditions precedent:
(a)Agent’s receipt of:
(i)this Amendment, executed by Agent, Lenders and Borrower;
(ii)at least one (1) Business Day before the Second Amendment Effective Date, an Advance Request for the Tranche 1 Advance as required by Section 2.2(c) of the Agreement, duly executed by an officer of Borrower;
(iii)a duly executed certificate of an officer of Borrower certifying and attaching copies of (A) the certificate of formation, certified as of a recent date by the jurisdiction of organization of Borrower and as in effect as of the Second Amendment Effective Date or certifying that there has been no change since the certificate of formation previously delivered to Agent; (B) the bylaws, operating agreement or similar governing document of Borrower, as in effect as of the Second Amendment Effective Date or certifying that there has been no change since the bylaws previously delivered to Agent; (C) resolutions of Borrower’s Board evidencing approval of this Amendment, as such resolutions remain in full force and effect as of the Second Amendment Effective Date; and (D) a schedule setting forth the name, title and specimen signature of officers or other authorized signers on behalf of Borrower or certifying that there has been no change since such schedule previously delivered to Agent;
(iv)a certificate of good standing for Borrower from its jurisdiction of organization;
(v)a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could reasonably be expected to have a Material Adverse Change;
(vi)a legal opinion of Borrower’s counsel, dated as of the Second Amendment Effective Date, in form and substance acceptable to Agent; and
(vii)a duly executed updated Perfection Certificate and each exhibit and addendum thereto; and
(viii)a duly executed Intellectual Property Security Agreement with respect to Registered Intellectual Property Collateral (as defined in the Agreement), executed by Borrower in favor of Agent;
(ix)reasonably satisfactory results of recent Intellectual Property searches of the Borrower, as Agent may request;
(x)reasonably satisfactory results of recent lien searches and financing statement searches of the Borrower, as Agent may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in such financing statements or search results that do not constitute Permitted Liens, will be terminated or released;
(b)Borrower shall have delivered duly executed Permitted Royalty Transaction documents and the [***];
(c)Borrower shall have paid to the Agent on behalf of the Lenders the Tranche 1 Facility Charge in the amount of[***], which may be deducted from the Tranche 1 Advance;
(d)Borrower shall have paid a commitment charge equal to [***] payable to the Agent on behalf of the Lenders on the date hereof, which may be deducted from the Tranche 1 Advance;
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(e)Borrower shall have paid, in each case, to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date, (i) all invoiced reasonable out-of-pocket costs and expenses then due in accordance with Section 5(e), and (ii) all other invoiced reasonable out-of-pocket fees, costs and expenses, if any, due and payable as of the Second Amendment Effective Date under the Agreement; and
(f)On the Second Amendment Effective Date, after giving effect to the amendment of the Existing Agreement contemplated hereby:
(i)The representations and warranties contained in Section 4 shall be true and correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;;
(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct in all material respects as of such prior date, and that no Event of Default has occurred and is continuing; (b) that there does not exist a Material Adverse Effect; (c) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (d) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, material contractual obligation or organizational document of Borrower, and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues, other than Permitted Liens. For the purposes of this Section 4, each reference in Section 5 of the Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Agreement as amended by this Amendment.
SECTION 5Miscellaneous.
(a)Loan Documents Otherwise Not Affected; Reaffirmation; Grant of Security Interest; No Novation.
(i)Except as expressly amended pursuant hereto or referenced herein, the Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3.1 of the Agreement, Section 2 of the Pledge Agreement and Section 1 of
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the Intellectual Property Security Agreement, in each case, as such agreements may be amended, supplemented or otherwise modified from time to time, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Agreement, including without limitation any Term Loans funded on or after the Second Amendment Effective Date, as of the date hereof, and with effect from (and including) the Second Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect; and (y) secures all Secured Obligations under the Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Agreement and (5) agrees that the Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith after giving effect to this Amendment.
(iii)As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Agent a security interest in all of such Borrower’s right, title, and interest in, to and under all Collateral, whether now owned or hereafter acquired.
(iv)This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto.
(c)Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower waives the provisions of California Civil Code Section 1542, which states:
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(d)A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
The provisions of this section shall survive payment in full of the Secured Obligations, full performance of all the terms of this Amendment and the other Loan Documents.
(e)No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(f)Costs and Expenses. Borrower agrees to pay to Agent on the date hereof, the reasonable and documented out-of-pocket costs and expenses of Agent and Lenders party hereto, and the reasonable fees and disbursements of counsel to Agent and Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof, in each case, in the amounts set forth in the applicable funds flow.
(g)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(h)GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS HAVE BEEN NEGOTIATED AND DELIVERED TO AGENT AND LENDERS IN THE STATE OF CALIFORNIA, AND SHALL HAVE BEEN ACCEPTED BY AGENT AND LENDERS IN THE STATE OF CALIFORNIA. PAYMENT TO AGENT AND LENDERS BY BORROWER OF THE SECURED OBLIGATIONS IS DUE IN THE STATE OF CALIFORNIA. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THE WARRANT) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.
(i)Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(j)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(k)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(l)Loan Documents. This Amendment and the documents related hereto shall constitute Loan Documents.
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(m)Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

VIRIDIAN THERAPEUTICS, INC. Signature: /s/ Seth Harmon Name: Seth Harmon Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[Signature Page to Second Amendment to Loan and Security Agreement]

AGENT:
HERCULES CAPITAL, INC.
Signature: /s/ Seth Meyer
Name: Seth Meyer
Title: Chief Financial Officer
LENDERS:
HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer
Name: Seth Meyer
Title: Chief Financial Officer
HERCULES [***]
By: Hercules [***]
Signature: /s/ Seth Meyer
Name: Seth Meyer
Title: Authorized Signatory
HERCULES [***]
By: Hercules [***]
Signature: /s/ Seth Meyer
Name: Seth Meyer
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan and Security Agreement]

HERCULES [***]
By: Hercules [***], its Investment Adviser

Signature: /s/ Seth Meyer
Name: Seth Meyer
Title: Authorized Signatory

HERCULES [***]
By: Hercules [***],
its General Partner

Signature: /s/ Seth Meyer
Name: Seth Meyer
Title: Authorized Signatory

HERCULES [***]
By: Hercules [***],
its General Partner

Signature: /s/ Seth Meyer
Name: Seth Meyer
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan and Security Agreement]

EXHIBIT A
(See Attached)

EXHIBIT B
(See Attached)

Conformed through ~~First~~Second Amendment
LOAN AND SECURITY AGREEMENT
THIS LOAN AND SECURITY AGREEMENT is made and dated as of April 1, 2022 and is entered into by and among VIRIDIAN THERAPEUTICS, INC., a Delaware corporation, and each of its Qualified Subsidiaries (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as the “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).
RECITALS
A.    Borrower has requested the Lenders make available to Borrower loans in an aggregate principal amount of up to ~~Seventy FiveOne~~Three Hundred ~~Fifty~~ Million Dollars ($~~75,000,000150,000,000~~300,000,000) (the “Term Loan”); and
B.    The Lenders are willing to make the Term Loan on the terms and conditions set forth in this Agreement.
AGREEMENT
NOW, THEREFORE, Borrower, Agent and the Lenders agree as follows:
SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION
1.1Unless otherwise defined herein, the following capitalized terms shall have the following meanings:
“Account Control Agreement(s)” means any agreement entered into by and among the Agent, Borrower and a third party bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.
“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower.
“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of Borrower, or (c) the acquisition of, or the right to use, develop or sell (in each case, including through licensing), any product, product line or material Trademarks and other Intellectual Property of or from any other Person.
“Advance(s)” means a Term Loan Advance.
“Advance Date” means the funding date of any Advance.
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“Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower.
““Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote [***] or more of the outstanding voting securities of another Person, or (c) any Person [***] or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Agreement” means this Loan and Security Agreement, as amended from time to time.
“Amortization Date” means ~~April~~October 1, ~~2024~~2029; provided however, if the ~~Interest Only Extension I Conditions are satisfied, then OctoberApril 1, 20242025; provided further, if the Interest Only Extension II Conditions are satisfied, then AprilOctober 1, 2025; provided further, if each of the Interest Only Extension II Conditions and the Interest Only Extension III Conditions are satisfied, then April 1, 2026.~~[***] has occurred, then the Term Loan Maturity Date.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.
“Anti-Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.
[***]
“BLA” means a biologics license application, submitted to the FDA pursuant to 42 U.S.C. § 262 and 21 C.F.R. Part 601, and all supplements and amendments thereto.
[***]
“Blocked Person” means ~~any Person~~: (a) any Person listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.
“Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold by Borrower or which Borrower intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its incorporation.
“Borrower’s Books” means Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, state, local and foreign tax returns, records regarding Borrower’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.
“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business.
“Cash” means all cash, cash equivalents and liquid funds, in each case, excluding any Digital Assets.
“CFC” means a “controlled foreign corporation” within the meaning of section 957(a) of the Code.
“Change in Control” means any reorganization, recapitalization, consolidation or merger (or similar transaction or series of related transactions) of Borrower, sale or exchange of outstanding shares (or similar transaction or series of related transactions) of Borrower in which the holders (or their controlled investment affiliates) of Borrower’s outstanding shares immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain shares representing more than fifty percent (50%) of the voting power of the surviving entity of such transaction or series of related transactions (or the parent of such surviving entity if such surviving entity is wholly owned by such parent), in each case without regard to whether Borrower is the surviving entity.
“Closing Date” means the date of this Agreement.
“Closing Date Facility Charge” means [***], which ~~is payable~~was paid to the Lenders on the Closing Date in accordance with Section 4.1(f).
“Code” means the Internal Revenue Code of 1986, as amended.
“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement. Notwithstanding the foregoing, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction will be considered a Contingent Obligation.
“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country.
“Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.
“Digital Assets” means all cryptocurrencies, virtual currencies, coins, tokens and other digital assets.
“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America.
“Due Diligence Fee” means $20,000, which fee has been paid to the Lenders prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement.
“Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.
“FDA” means the United States Food and Drug Administration, or any successor thereto.
“FDCA” means the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, and the rules and regulations promulgated thereunder.
“Excluded Accounts” means (i) any Deposit Account that is used solely as a payroll ~~account~~, payroll tax and other employee wage or benefit payment account which, in the case of any such other employee wage or benefit payment account, are exclusively used for funds for 401(k), pension funds or tax withholdings for the employees of Borrower or any of its Subsidiaries, or the funds in which consist solely of funds held in trust for any director, officer or employee of such Borrower or Subsidiary or any employee benefit plan maintained by such Borrower or Subsidiary or funds representing deferred compensation for the directors and employees of such Borrower or Subsidiary, (ii) escrow accounts, Deposit Accounts, custodian accounts and trust accounts, in each case holding assets that are pledged or otherwise encumbered pursuant to clauses (vi), (xiii) and (xvii) of the definition of Permitted Liens (but, in each case, only to the extent required to be excluded pursuant to the underlying documents entered into in connection with such Permitted Liens in the ordinary course of business), (iii) zero balance accounts ~~or~~, and (iv) any Deposit Account with a balance less than [***]; provided, that the aggregate balance of all such Deposit Accounts excluded pursuant to this clause (iv) shall at no time exceed [***].

“Excluded Subsidiary” means (a) the MSC Subsidiary; and (b) each of Borrower’s Subsidiaries that is a Foreign Subsidiary, FSHCO or a Domestic Subsidiary of a Foreign Subsidiary that is a CFC; provided that any Excluded Subsidiary not in compliance with Section 7.18 shall be deemed a “Qualified Subsidiary”.
~~“Financial Milestone” means satisfaction of each of the following events: (a) no Event of Default shall have occurred and be continuing; and (b) Borrower has raised at least [***] in unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds from one or more bona fide equity financings and/or upfront proceeds from business development transactions not prohibited under this Agreement, in each case after the Closing Date and prior to June 30, 2023, subject to verification by Agent (including supporting documentation reasonably requested by Agent).~~
~~“Financial Milestone II” means satisfaction of each of the following events: (a) no Event of Default shall have occurred and be continuing; and (b) Borrower has raised at least [***] in unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds from one or more bona fide equity financings and/or upfront proceeds from business development transactions not prohibited under this Agreement, in each case after the First Amendment Effective Date and prior to December 31, 2024, subject to verification by Agent (including supporting documentation reasonably requested by Agent).~~
“First Amendment Effective Date” means August 7, 2023.
“Foreign Subsidiary” means any Subsidiary other than a Domestic Subsidiary.
“FSHCO” shall mean any Subsidiary substantially all of the assets of which (directly or through one or more disregarded entities for U.S. federal income tax purposes) consist of Indebtedness and/or Equity Interests (including, for this purpose, any debt or other instrument treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs or other FSHCOs.
“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.
“Healthcare Laws” means all health care laws applicable to Borrower or any Subsidiary and to the ownership, testing, development, sale, marketing, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of Borrower’s or any Subsidiary’s products or product candidates, including but not limited to, the FDCA, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. §§ 286, 287, 1035, 1347, 1349and the health care fraud criminal provisions under HIPAA (42 U.S.C. Section 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), HIPAA and similar state and foreign privacy and data security laws such as the European Union General Data Protection Regulation, Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), any other health care law governing a government healthcare program and any and all other comparable state, local, federal or foreign health care laws and the regulations promulgated pursuant to such laws, each as amended from time to time.

“HIPAA” means the U.S. Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.), and all regulations promulgated thereunder.
“Indebtedness” means ~~indebtedness of any kind, including~~ (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) equity securities of any Person subject to repurchase or redemption other than at the sole option of such Person, (e) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature arising out of purchase and sale contracts, (f) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements (other than those arising in the ordinary course of business), (g) non-contingent obligations to reimburse any bank or Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, and (h) all Contingent Obligations. Notwithstanding the foregoing, no obligation with respect to the Permitted Royalty Agreement and no Permitted Bond Hedge Transaction or Permitted Warrant Transaction will be considered Indebtedness.
“Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.
“Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.
“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Second Amendment Closing Date between Borrower and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.
~~“Interest Only Extension I Conditions” shall mean satisfaction of each of the following events: (a) no Event of Default shall have occurred and be continuing; (b) the occurrence of the First Amendment Effective Date.~~
~~and (b) either (i)“Interest Only Extension II Conditions” shall mean satisfaction of each of the following events: (a) no Event of Default shall have occurred and be continuing; and (b) achievement of Performance Milestone I or (ii) achievement of the Financial MilestoneII.~~
~~“Interest Only Extension IIIII Conditions” shall mean satisfaction of each of the following events: (a) no Event of Default shall have occurred and be continuing; (b) achievement of Performance Milestone IIIII; and (c) achievement of either (i) Performance Milestone I or (ii) the Financial Milestone II.~~
“Investment” means (a) any beneficial ownership (including stock, partnership, limited liability company interests, or other securities) of or in any Person, (b) any loan, advance, capital contribution to any Person, (c) any Acquisition or (d) other transfers on behalf of or in connection with any equity ownership or similar transfers.
“IRS” means the United States Internal Revenue Service.
“Joinder Agreements” means for each Qualified Subsidiary, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit F.
“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.
[***].
“Loan” means the Advances made under this Agreement.
“Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization, the Account Control Agreements, the Joinder Agreements, all UCC Financing Statements, the Pledge Agreement, the Intellectual Property Security Agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.
“Market Capitalization” means, as of any date of determination, the product of (a) the number of outstanding shares of common stock publicly disclosed in the most recent filing of Borrower with the United States Securities Exchange Commission as outstanding as of such date of determination and (b) the closing price of Borrower’s common stock (as quoted on Bloomberg L.P.’s page or any successor page thereto of Bloomberg L.P. or if such page is not available, any other commercially available source).
“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of Borrower and its Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or the Lenders to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens.
“Maximum Term Loan Amount” means ~~Seventy FiveOne~~Three Hundred ~~Fifty~~ Million Dollars and No/100 Dollars ($~~75,000,000150,000,000~~300,000,000).
“MSC Investment Conditions” means that Borrower maintains Qualified Cash in an amount equal to or greater than the lesser of (i) 120% of the aggregate outstanding Secured Obligations (inclusive of any Prepayment Charge and End of Term Charge that would be due and owing if the outstanding Loans were prepaid at the time of measurement) or (ii) 100% of the consolidated Cash of Borrower and its Subsidiaries unless compliance with the foregoing conditions are waived in writing from time to time by Agent with respect to specified periods, in Agent’s sole discretion.

“MSC Subsidiary” means Viridian Securities Corporation, a wholly-owned Subsidiary incorporated in the Commonwealth of Massachusetts for the purpose of holding Investments as a Massachusetts security corporation under 830 CMR 63.38B.1 of the Massachusetts tax code and applicable regulations (as the same may be amended, modified or replaced from time to time).
“Net Product Revenue” means, as of any period of determination, product revenue (determined in accordance with GAAP) with respect to sale of veligrotug and/or VRDN-003, in each case (i) determined in a manner consistent with the financial statements delivered to Agent on or prior to the Second Amendment Effective Date and (ii) excluding any (A) one-time milestone payment or upfront payments or similar non-recurring payments (including collaboration fees) and (B) payments received by Borrower in connection with the Permitted Royalty Agreement.
“Non-Disclosure Agreement” means that certain Non-Disclosure Agreement by and between Borrower and Agent dated as of April 16, 2021.
“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.
“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.
“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.
“Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country.
~~“Performance Milestone I” means [***] .~~
~~“Performance Milestone II” means [***].~~
~~“Performance Milestone IIIII” means [***].~~
“Permits” means all certifications, registrations, licenses, permits, franchises, approvals, clearances, exemptions, authorizations or consents of any Governmental Entity, necessary for or used in the conduct or operation Borrower’s or any Subsidiary’s business.
“Permitted Acquisition” means any Acquisition which is conducted in accordance with the following requirements:
(i)of a business or Person or product engaged in a line of business similar, related or complementary to that of the Borrower or its Subsidiaries;
(ii)if such Acquisition is structured as a stock acquisition, then the Person so acquired shall become a wholly-owned Subsidiary of Borrower or of a Subsidiary and the

Borrower shall, if such Subsidiary is a Qualified Subsidiary, comply, or cause such Subsidiary to comply, with 7.13 hereof;
(iii)if such Acquisition is structured as the acquisition or exclusive in-licensing of any product, product line or Intellectual Property constituting the core asset(s) of a product or product line, such product, product line or Intellectual Property shall be acquired by Borrower, and shall be free and clear of Liens other than Permitted Liens;
(iv)the Borrower shall have delivered to the Agent not less than ten (10) nor more than thirty (30) days prior to the date of such Acquisition, notice of such Acquisition together with pro forma projected financial information (to the extent available or applicable), copies of then-current drafts of all material documents relating to such acquisition, and historical financial statements (to the extent available or applicable) for such acquired entity, division or line of business, in each case in form and substance reasonably satisfactory to Agent, and, if the covenant set forth in Section 7.20 is not waived pursuant to the terms thereof, demonstrating compliance with such covenant on a pro forma basis immediately prior to and immediately after the consummation of such transaction;
(v)both immediately before and immediately after such Acquisition no Event of Default shall have occurred and be continuing; and
(vi)the cash consideration for the purchase price of such proposed new Acquisitions, when taken together with all consideration paid in respect of performance-based earnouts, milestones and other similar deferred purchase price consideration as and when paid, in each case by the Borrower with respect thereto, and including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired, remain subject (excluding Indebtedness comprised of performance-based milestones, earnouts, or royalties that qualify as Permitted Indebtedness pursuant to clause (xiv) of the definition thereof and have not been paid) may not exceed [***]; provided, for the avoidance of doubt, that the remainder of such purchase price may be paid in Equity Interests of the Borrower or the net cash proceeds of any substantially concurrent offering of Equity Interests of the Borrower.
“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the common stock (or other securities or property following a merger event or other change of the common stock) purchased by Borrower in connection with the issuance of any Permitted Convertible Indebtedness and as may be amended in accordance with its terms; provided that (x) the net purchase price of any such call option transaction less the amount received by Borrower in respect of any Permitted Warrant Transaction in connection with such issuance of Permitted Convertible Indebtedness shall not exceed [***] of the gross proceeds to Borrower from such issuance of Permitted Convertible Indebtedness and (y) the terms, conditions and covenants of each such call option transaction are customary for agreements of such type, as determined in good faith by Borrower’s Board of Directors.
“Permitted Convertible Indebtedness” means Indebtedness that is either (i) convertible into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of common stock of the Borrower (and cash in lieu of fractional shares) (or other securities or property following a merger event or other change of the common stock of the Borrower), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such common stock or such other securities) or (ii) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for shares of common stock of the Borrower (and cash in lieu of fractional shares) (or other securities or property following a merger event or other change of the common stock of the Borrower), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such common stock or such other securities); provided that such Indebtedness shall (a) not require any scheduled amortization ~~or~~, mandatory repurchase, redemption, or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, one hundred eighty (180) days after the Term Loan Maturity Date (it being understood that neither (x) any offer to purchase such Indebtedness as a result of “change of control”, “fundamental change” or any comparable term under and as defined in any indenture governing any Permitted Convertible Indebtedness, (y) any early conversion of such Indebtedness in accordance with the terms thereof, nor (z) any redemption of such Indebtedness upon satisfaction of a condition related to the stock price of the Borrower’s common stock, in each case, shall violate the restriction of this clause (a)); (b) be either (i) unsecured or (ii) secured on a junior lien basis to the Secured Obligations and be subject to a Subordination Agreement, (c) contain terms and conditions related to, among others, event of default, covenants, principal and interest payment, conversion, redemption and fundamental changes customary for ~~Indebtedness of such type, as determined in good faith by Borrower’s Board of Directors~~public market convertible indebtedness (pursuant to a public offering or an offering under Rule 144A or Regulation S of the Securities Act of 1933, as amended); (d) not be guaranteed by any entity; (e) shall be Indebtedness of the Borrower and not any Subsidiary thereof; and (f) the aggregate principal amount of such Permitted Convertible Indebtedness at any time outstanding shall not exceed [***].
“Permitted Indebtedness” means:
(i)Indebtedness of Borrower in favor of the Lenders or Agent arising under this Agreement or any other Loan Document;
(ii)Indebtedness existing on the ~~Closing~~Second Amendment Effective Date which is disclosed in Schedule 1A;
(iii)Indebtedness of up to [***] outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens~~,~~”, provided such Indebtedness does not exceed the cost of the Equipment financed with such Indebtedness;
(iv)Indebtedness to trade creditors incurred in the ordinary course of business, including such Indebtedness incurred in the ordinary course of business in connection with corporate credit cards, merchant cards, purchase cards, debit cards and cash management services in an amount not to exceed [***] at any time outstanding;
(v)Indebtedness that also constitutes a Permitted Investment;
(vi)reimbursement obligations in connection with letters of credit that are secured by Cash and issued on behalf of the Borrower or a Subsidiary thereof in an amount not to exceed [***] at any time outstanding;
(vii)other unsecured Indebtedness in an amount not to exceed [***] at any time outstanding;

(viii)intercompany Indebtedness as long as each of the obligor and the obligee under such Indebtedness is the Borrower or a Subsidiary that has executed a Joinder Agreement;
(ix)extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased (except by an amount equal to the existing unutilized commitments thereunder, accrued but unpaid interest thereon and a reasonable premium paid, and fees and expenses reasonably incurred in connection with such extensions, refinancings and renewals) or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be;
(x)financing of insurance premiums in the ordinary course of business;
(xi)advances or deposits received in the ordinary course of business from customers or vendors;
(xii)Subordinated Indebtedness;
(xiii)Indebtedness assumed in connection with any Permitted Acquisition (provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition);
(xiv)Indebtedness consisting of obligations under deferred or contingent consideration arrangements (solely, without duplication, performance-based earn-outs, milestone payments, royalties and other contingent or deferred obligations as long as such obligations are not evidenced by any “seller notes” or similar Indebtedness, in each case in connection with Permitted Acquisitions);
(xv)Permitted Convertible Indebtedness; ~~and~~
(xvi)Indebtedness with respect to performance bonds, appeal bonds and other similar obligations, in an aggregate amount not to exceed [***] at any time outstanding~~.~~; and
(xvii)Indebtedness under the Permitted Royalty Agreement as in effect on the Second Amendment Effective Date.
“Permitted Investment” means:
(i)Investments existing on the ~~Closing~~Second Amendment Effective Date which are disclosed in Schedule 1B;
(ii)(a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least [***] maturing no more than one year from the date of investment therein, and (d) money market accounts;

(iii)repurchases of stock from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed [***] in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases;
(iv)Investments accepted in connection with Permitted Transfers;
(v)Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;
(vi)Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (vi) shall not apply to Investments of Borrower in any Subsidiary;
(vii)Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Borrower pursuant to employee stock purchase plans or other similar agreements approved by Borrower’s Board of Directors;
(viii)Investments consisting of travel advances in the ordinary course of business;
(ix)Investments in newly-formed Qualified Subsidiaries, provided that each such Qualified Subsidiary enters into a Joinder Agreement promptly after its formation by Borrower and execute such other documents as shall be reasonably requested by Agent;
(x)Investments between or among Borrower and any Qualified Subsidiaries that have entered into Joinder Agreement(s);
(xi)Investments in Foreign Subsidiaries not to exceed [***] in the aggregate outstanding;
(xii)joint ventures in the ordinary course of Borrower’s business, provided that any cash Investments by Borrower do not exceed [***] in the aggregate in any fiscal year;
(xiii)Investments in the MSC Subsidiary, so long as an Event of Default does not exist at the time of such Investment and would not exist after giving effect to such Investment and provided that Borrower is, at all times, in compliance with the MSC Investment Conditions;
(xiv)additional Investments that do not exceed [***] in the aggregate outstanding;
(xv)Permitted Acquisitions;
(xvi)Investments assumed in connection Permitted Acquisitions (provided that such Investments are not assumed in contemplation of such Permitted Acquisition); ~~and~~

(xvii)Investments in connection with, and performance of obligations under (including, for the avoidance of doubt, the entry into, payment of any premium with respect to, and the settlement of), any Permitted Bond Hedge Transactions or any Permitted Warrant Transactions, in each case in accordance with its terms; and
(xviii)other transfers on behalf of or in connection with any equity ownership or similar transfers, in each case, to the extent constituting Investments or distributions permitted pursuant to Section 7.7.
“Permitted Liens” means:
(i)Liens in favor of Agent or the Lenders;
(ii)Liens existing on the ~~Closing~~Second Amendment Effective Date which are disclosed in Schedule 1C;
(iii)Liens for taxes, fees, assessments or other governmental charges or levies, either not yet due or being contested in good faith by appropriate proceedings diligently conducted; provided, that Borrower maintains adequate reserves therefor on Borrower’s Books in accordance with GAAP;
(iv)Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required;
(v)Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder;
(vi)the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;
(vii)Liens on Equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”;
(viii)leasehold interests in leases or subleases and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;
(ix)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;

(x)Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets);
(xi)statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms;
(xii)easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;
(xiii)(A) Liens on Cash securing obligations permitted under clauses (iv) and (vi) of the definition of Permitted Indebtedness and (B) security deposits in connection with real property leases, the combination of (A) and (B) in an aggregate amount not to exceed [***] at any time;
(xiv)additional Liens not otherwise permitted hereunder in an aggregate amount not to exceed [***] at any time; provided that such liens be limited to specific assets and not all assets or substantially all assets of any Borrower;
(xv)Liens in favor of financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that (i) such accounts are permitted by this Agreement and (ii) Agent has a first-priority perfected security interest in the amounts held in such deposit and/or securities accounts (other than Excluded Accounts);
(xvi)Liens incurred in connection with sales, transfers, licenses, sublicenses, leases, subleases or other dispositions of assets in the ordinary course of business and permitted by Section 7.8 and, in connection therewith, customary rights and restrictions contained in agreements relating to such transactions pending the completion thereof or during the term thereof, and any option or other agreement to sell, transfer, license, sublicense, lease, sublease or dispose of an asset permitted by Section 7.8;
(xvii)good faith deposits required in connection with any Permitted Acquisition; ~~and~~
(i)Liens (x) consisting of [***]; and
(ii) Liens securing Permitted Convertible Indebtedness, so long as it is subject to a Subordination Agreement; and
(xviii)Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (~~xviii~~xxi) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase (except by an amount equal to the existing unutilized commitments thereunder, accrued but unpaid interest thereon and a reasonable premium paid, and fees and expenses reasonably incurred in connection with such extension, refinancing or renewal).

“Permitted Royalty Agreement” means that certain royalty or revenue interest sale transaction by and among Borrower and DRI Healthcare Acquisitions LP, a Delaware limited partnership, pursuant to that certain Purchase and Sale Agreement, dated as of the Second Amendment Effective Date, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Permitted Transfers” means:
(i)sales, transfers or other dispositions of Inventory in the ordinary course of business;
(ii)licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory or may be exclusive as to territory but only as to discreet geographical areas outside of the United States of America in the ordinary course of business;
(iii)dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business;
(iv)transfers expressly permitted under Sections 7.5, 7.6 or 7.7;
(v)the use of cash and cash equivalents ~~subject to the restrictions and limitations set forth in~~not prohibited by the Loan Documents~~;~~ (it being understood and agreed that the provisions of Section 7.8 shall not restrict the use of cash and cash equivalents to the extent such use of cash and cash equivalents is not otherwise prohibited by any other provisions of any Loan Document);
(vi)retirements of abandoned or expired Intellectual Property not material to Borrower’s business;
(i)dispositions of non-core assets acquired in connection with a Permitted Acquisition or other Permitted Investment; ~~and~~
(ii)~~(viii)~~    other Transfers of assets having a fair market value of not more than [***] in the aggregate in any fiscal year~~.~~;
(iii)Transfers of the Revenue Participation Right (as defined in the Permitted Royalty Agreement as in effect on the Second Amendment Effective Date); and
(iv)the issuance or sale of equity interests of Borrower, subject to compliance with the terms hereof, including, without limitation, Sections 7.4, 7.7, and 7.11.
“Permitted Warrant Transactions” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to common stock (or other securities or property following a merger event or other change of the common stock) and/or cash (in an amount determined by reference to the price of such common stock) sold by Borrower substantially concurrently with any purchase by Borrower of a related Permitted Bond Hedge Transaction and as may be amended in accordance with its terms; provided that the terms, conditions and covenants of each such call option transaction are customary for agreements of such type, as determined in good faith by Borrower’s Board of Directors.
“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.
“Pledge Agreement” means the Pledge Agreement dated as of the Closing Date between Borrower and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.
“Prior Term Loan” means the [***] in original principal term loans advanced to Borrower on or after the Closing Date and prior to the Second Amendment Effective Date.
“Qualified Cash” means the amount of Borrower’s Cash held in accounts subject to an Account Control Agreement in favor of Agent.
“Qualified Cash A/P Amount” means the amount of Borrower’s accounts payable under GAAP not paid after the ~~90th~~120th day following the invoice for such account payable.
“Qualified Subsidiary” means any direct or indirect Subsidiary other than an Excluded Subsidiary.
“Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.
“Redemption Conditions” means, with respect to any payment of principal by Borrower of any Permitted Convertible Indebtedness, satisfaction of each of the following events: (a) at the time of such payment, no fact or condition exists or results therefrom that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (b) both immediately before and at all times after such payment, Borrower’s Qualified Cash shall be not less than [***] of the outstanding Secured Obligations.
“Register” has the meaning specified in Section 11.7.
“Required Lenders” means at any time, the holders of more than 50% of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding.
“Restricted License” means any material License or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such License or agreement or any other property or (b) for which a default under or termination of could reasonably be expected to interfere with the Agent’s right to sell any Collateral.
“Revenue Milestone” means satisfaction of all of the following events: Borrower has reported [***] of at least [***] as shown on the most recent financial statements of Borrower delivered pursuant to Section 7.1(a) together with the Compliance Certificate delivered pursuant to Section 7.1(d) (it being understood and agreed that, solely for purposes of determining whether the Revenue Milestone has been achieved in accordance with this definition, the Borrower may deliver monthly financial statements, and a corresponding Compliance Certificate, with respect to any month of the Borrower, including, for the avoidance of doubt any month that coincides with a quarter-end), subject to verification by Agent (including supporting documentation reasonably requested by Agent).
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Second Amendment Effective Date” means October 17, 2025.
“Second Amendment” means that certain Second Amendment to Loan and Security Agreement dated as of the Second Amendment Effective Date, among the Borrower, Agent and the Lenders.
“Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document, including any obligation to pay any amount now owing or later arising.
“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations on terms and conditions satisfactory to the Agent in its sole discretion and subject to a subordination agreement in form and substance satisfactory to Agent in its sole discretion. Notwithstanding the foregoing, no Permitted Convertible Indebtedness will be considered Subordinated Indebtedness.
“Subordination Agreement” means a subordination agreement in favor of Agent in form and substance satisfactory to Agent in its sole discretion.
“Subsequent Financing” means the closing of any Borrower equity financing which becomes effective after the Closing Date and results in aggregate net proceeds to Borrower of at least [***].
“Subsidiary” means an entity, whether a corporation, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls, either directly or indirectly, 50% or more of the outstanding voting securities, including each entity listed on Schedule 1 hereto.
“[***]”
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to the Borrower in a principal amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Lender’s name on Schedule 1.1.
“Term Loan Advance” means each Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance, Tranche 5 Advance and any other Term Loan funds advanced under this Agreement.
“Term Loan Interest Rate” means for any day a per annum rate of interest equal to the greater of either (i) the prime rate as reported in The Wall Street Journal plus ~~4.20~~1.45%~~,~~; and (ii) ~~7.458.95~~%; provided that the Term Loan Interest Rate shall not exceed a per annum rate of ~~8.95~~9.45%.
“Term Loan Maturity Date” means October 1, ~~2026~~2030; provided that if such day is not a Business Day, the Term Loan Maturity Date shall be the immediately preceding Business Day.
“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof.
“Tranche 1 Facility Charge” means [***], which is payable to the Lenders in accordance with Section 3(c) of the Second Amendment.
“Tranche 1A Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1A Commitment” opposite such Lender’s name on Schedule 1.1.
~~“Tranche 11A Draw Period” means the period beginning on the Closing Date and continuing through the earlier of (a) June 15, 2023 and (b) the occurrence of an Event of Default that continues.~~
~~“Tranche 1 Facility Charge” means~~ [***]~~, which is payable to the Lenders in accordance with Section 4.1(f).~~
“Tranche 1B Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1B Commitment” opposite such Lender’s name on Schedule 1.1.
“Tranche 1B Draw Period” means the period beginning on the ~~First~~Second Amendment Effective Date and continuing through ~~the earlier of (a) December 15, 2023 and (b) the occurrence of an Event of Default that continues~~September 15, 2026.
“Tranche 1C Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1C Commitment” opposite such Lender’s name on Schedule 1.1.

“Tranche 1C Draw Period” means the period beginning on ~~July 1, 2024~~the earlier to occur of (i) the expiration of the Tranche 1B Commitment or (ii) the funding of Tranche 1B Term Loan Advances in the full amount of the Tranche 1B Commitment, and continuing through ~~the earlier of (a)~~ December 15, ~~2024 and (b) the occurrence of an Event of Default that continues~~2026.
“Tranche 2 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 2 Commitment” opposite such Lender’s name on Schedule 1.1.
“Tranche 2 Draw Period” means the period beginning on the occurrence of both (i) achievement of ~~Performance~~[***] ~~III~~ and (ii) either the expiration of the Tranche ~~1C~~1 Commitment or the funding of Tranche ~~1C~~1 Term Loan Advances in the full amount of the Tranche ~~1C~~1 Commitment, and continuing through the earlier of (a) ~~JuneFebruary~~June 15, ~~20232025~~2027 and (b) the ~~occurrence of an Event of Default that continues~~date that is 60 days after the date of achievement of the [***].
“Tranche 2 Facility Charge~~” means~~ [***] ~~which is payable to the Lenders in accordance with Section 4.2(d)~~  Percentage” means [***].

“Tranche 3 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 3 Commitment” opposite such Lender’s name on Schedule 1.1.
“Tranche 3 Draw Period” means the period beginning on the occurrence of both (i) achievement of ~~Performance~~Tranche 3 Milestone ~~IIIII~~ and (ii) either the expiration of ~~or~~the Tranche 2 Commitment or the funding of Tranche 2 Term Loan Advances in the full amount of the Tranche 2 Commitment and continuing through the earlier of (a) ~~March 1531, 20242025~~June 15, 2027 and (b) the ~~occurrence of an Event of Default that continues~~date that is 60 days after the achievement of the Tranche 3 Milestone.
“Tranche 3 Facility Charge~~” means~~ [***]~~, which is payable to the Lenders in accordance with Section 4.2(ef)~~ Percentage” means [***].
“Tranche 3 ~~Facility Charge Percentage” means 0.50%~~Milestone” means the occurrence of the achievement of all of the following events: (a) the [***] and (b) the [***].
“Tranche 4 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 4 Commitment” opposite such Lender’s name on Schedule 1.1.
“Tranche 4 Draw Period” means the period beginning on the occurrence of both (i) achievement of Revenue Milestone and (ii) expiration of or funding of Tranche 3 Term Loan Advances in the full amount of the Tranche 3 Commitment and continuing through March 15, 2028.
“Tranche 4 Facility Charge~~” means~~ [***] ~~which is payable to the Lenders in accordance with Section 4.2(fg)~~ Percentage” means [***].
“Tranche 5 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 5 Commitment” opposite such Lender’s name on Schedule 1.1.
“Tranche ~~4~~5 Facility Charge Percentage” means [***].

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
1.2The following terms are defined in the Sections or subsections referenced opposite such terms:

Defined Term	Section
Agent	Preamble
Assignee	11.14
Borrower	Preamble
Claims	11.11
Collateral	3.1
Confidential Information	11.13
End of Term Charge	2.6
Event of Default	9
Financial Statements	7.1
Indemnified Person	6.3
Lenders	Preamble
Liabilities	6.3
Maximum Rate	2.3
Open Source License	5.10
Original End of Term Charge	2.6
Participant Register	11.8
Prepayment Charge	2.5
Publicity Materials	11.19
Register	11.7
Rights to Payment	3.1
Second Amendment End of Term Charge	2.6
Tranche ~~11A~~1A Advance	2.2(a)(i)
Tranche ~~21B~~1B Advance	2.2(a)(ii)
Tranche ~~31C~~1C Advance	2.2(a)(iii)
Tranche ~~42~~2 Advance	2.2(a)(iv)
Tranche 3 Advance	2.2(a)(v)

Tranche 4 Advance	2.2(a)(vi)
U.S. Tax Compliance Certificate	Addendum 1, 7(b)(ii)(C)

1.3Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied. Permitted Convertible Indebtedness shall at all times be valued at the outstanding principal amount thereof and shall not include any reduction or appreciation in value of the shares deliverable upon conversion thereof. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
SECTION 2. THE LOAN
2.1[Reserved]
2.2Term Loan.
(a)Advances.
(i)Agent, Lender and Borrower acknowledge that prior to the Second Amendment Effective Date, Borrower has drawn the Prior Term Loan.
(ii)~~(i)~~    Subject to the terms and conditions of this Agreement, on the ~~Closing~~Second Amendment Effective Date, the Lenders will severally (and not jointly) make in an amount not to exceed its respective Term Commitment, and Borrower agrees to draw, a Term Loan Advance of ~~Five~~Fifty Million Dollars ($~~5,000,000~~50,000,000) (the “Tranche 1A Advance”).
(iii)~~(iii)~~    Subject to the terms and conditions of this Agreement, during the Tranche ~~1~~1B Draw ~~Periodon the First Amendment Closing Date,~~Period, Borrower may request and the Lenders ~~will~~shall severally (and not jointly) make in an amount not to exceed ~~its~~their respective Term ~~Commitment, and Borrower agrees to draw, a~~Commitments, additional Term Loan Advances of ~~up to Twenty FiveAdvance of Fifteen~~Twenty-Five Million Dollars ($25,000,000)~~, which such first15,000,000~~ in minimum increments of Ten Million Dollars ($10,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iii)) (each such advance, a “Tranche 1B Advance”).
(iv) ~~and~~Subject to the terms and conditions of this Agreement, during the Tranche ~~1B~~1C Draw Period, Borrower may request and the Lenders shall severally (and not jointly) make ~~an~~ additional Term Loan ~~Advance, Borrower agrees to draw on the Closing Date in a minimum amount of     of~~Advances of up to Twenty Five Million Dollars ($~~5,000,000 and thereafter~~25,000,000) in minimum increments of ~~$5,000,000~~Ten

Million Dollars ($10,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iv)) (each such advance, a “Tranche ~~11B~~1C Advance”).
(v)~~(iii)~~    Subject to the terms and conditions of this Agreement, during the ~~Tranche1C~~Tranche 2 Draw Period, Borrower may request and the Lenders shall severally (and not jointly) make additional Term Loan Advances in a principal amount of up to ~~Twenty Five~~Fifty Million Dollars ($~~25,000,000~~50,000,000), in minimum increments of ~~Five~~Ten Million Dollars ($~~5,000,000~~10,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(v)) (each~~,~~  a “Tranche ~~1C~~2 Advance”).
(vi)~~(iiiv)~~    Subject to the terms and conditions of this Agreement, during the Tranche ~~2~~3 Draw Period, Borrower may request and the Lenders shall severally (and not jointly) make additional Term Loan Advances in a principal amount of up to ~~Twenty~~Fifty Million Dollars ($~~20,000,000~~50,000,000), in minimum increments of Ten Million Dollars ($10,000,000)~~, in minimum increments of $5,000,000~~ (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(vi)) (each, a “Tranche ~~2~~3 Advance”).
(vii)~~(iiiv)~~    Subject to the terms and conditions of this Agreement, during the Tranche ~~3~~4 Draw Period, Borrower may request and the Lenders shall severally (and not jointly) make additional Term Loan Advances in a principal amount of up to ~~FifteenTwenty~~Fifty Million Dollars ($~~15,000,00020,000,000~~50,000,000), in minimum increments of Ten Million Dollars ($~~5,000,00010,000,000~~10,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(vii)) (each, a “Tranche ~~3~~4 Advance”).
(viii)~~(ivvi)~~    Subject to the terms and conditions of this Agreement, and conditioned on approval by the Lenders’ investment committee in its sole and unfettered discretion, ~~on or before DecemberJune 15, 20242025,~~ Borrower may request an additional Term Loan Advance in an aggregate principal amount up to ~~Twenty FiveSixty~~Fifty Million Dollars in minimum increments of Ten Million Dollars ($~~25,000,00060,000,000~~10,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(viii)) ($50,000,000) (the “Tranche ~~4~~5 Advance”).
(ix)~~(vvii)~~    The aggregate outstanding Term Loan Advances may be up to the Maximum Term Loan Amount.
(b) Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least one (1) Business Day before the Closing Date, one (1) Business Day before the Second Amendment Effective Date and at least five (5) Business Days before each Advance Date other than the Closing Date) to Agent. The Lenders shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Term Loan Advance is satisfied as of the requested Advance Date.
(c)Interest.
(i)Term Loan Interest Rate. The principal balance of Term Loan Advances shall bear interest thereon from such Advance Date at the Term Loan Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed. The Term Loan Interest Rate will float and change on the day the prime rate changes from time to time.

(d)Payment. Borrower will pay interest on each Term Loan Advance on the first Business Day of each month, beginning the month after the applicable Advance Date. Borrower shall commence repayment of the aggregate Term Loan principal balance that is outstanding on the day immediately preceding the Amortization Date, in equal monthly installments of principal and interest (mortgage style) beginning on the Amortization Date and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than inchoate indemnity obligations) are repaid. The entire Term Loan principal balance and all accrued but unpaid interest hereunder, shall be due and payable on the Term Loan Maturity Date. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense, except for Taxes required to be deducted or withheld under applicable Law, which shall be governed by Addendum 1. If a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day. The Lenders will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic obligations payable to the Lenders under each Term Loan Advance and (ii) reasonable and documented out-of-pocket legal fees and costs incurred by Agent or the Lenders in connection with Section 11.12 of this Agreement; provided that, with respect to clause (i) above, in the event that the Lenders or Agent informs Borrower that the Lenders will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific payment date, Borrower shall pay to the Lenders such amount of periodic obligations in full in immediately available funds on such payment date; provided, further, that, with respect to clause (i) above, if the Lenders or Agent informs Borrower that the Lenders will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such payment date, Borrower shall pay to the Lenders such amount of periodic obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which the Lenders or Agent notifies Borrower of such; provided, further, that, with respect to clause (ii) above, in the event that the Lenders or Agent informs Borrower that the Lenders will not initiate a debit entry to Borrower’s account for certain amount of such out-of-pocket legal fees and costs incurred by Agent or the Lenders, Borrower shall pay to the Lenders such amount in full in immediately available funds within three (3) Business Days.
2.3Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to the Lenders an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of the Lenders’ accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower.
2.4Default Interest. In the event any payment is not paid on the scheduled payment date, an amount equal to four percent (4%) of the past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(c) plus four percent (4%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(c) or Section 2.4, as applicable.
2.5Prepayment. At its option upon at least seven (7) Business Days prior written notice to Agent (which such notice may be conditioned on a concurrent transaction closing), Borrower may prepay all~~, but not less than all,~~ or a portion of the outstanding Advances by paying the entire principal balance (or a portion thereof), all accrued and unpaid interest thereon, together with a prepayment charge equal to the following percentage of the Advance amount being prepaid: with respect to each Advance, if such Advance amounts are prepaid in any of the first twelve (12) months following the ~~Closing~~Second Amendment Effective Date, ~~3.00~~[***]%; on or after twelve (12) months but prior to twenty four (24) months~~, 2.00~~ of the Second Amendment Effective Date, [***]%; on or after twenty four (24) months but prior to thirty six (36) months~~, 1.00~~ of the Second Amendment Effective Date, [***]%; and on or after thirty-six (36) months, 0.00% (each, a “Prepayment Charge”). If at any time Borrower elects to make a prepayment, and at such time, there are outstanding Advances under multiple Tranches, the Prepayment Charge shall be determined by applying the amount of such prepayment in the following order: first, to the outstanding principal amount (and accrued but unpaid interest thereon) of Advances outstanding under the Tranche with the latest initial funding date; second, to the outstanding principal amount (and accrued but unpaid interest thereon) of Advances outstanding under the Tranche with the next latest initial funding date and so on until the entire principal balance of all Advances made hereunder (and all accrued but unpaid interest thereon) is paid in full. Borrower agrees that the Prepayment Charge is a reasonable calculation of the Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date the Prepayment Charge upon the occurrence of a Change in Control or any other prepayment hereunder. Notwithstanding the foregoing, Agent and the Lenders agree to waive the Prepayment Charge if Agent and the Lenders (in their sole and absolute discretion) agree in writing to refinance the Advances prior to the Term Loan Maturity Date. Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day.
2.6End of Term Charge.
(a)Original End of Term Charge. On the earliest to occur of (i) October 1, 2026, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full or (ii) the date that the outstanding Secured Obligations become due and payable in accordance with the terms hereof, Borrower shall pay Lenders a charge equal to [***] (the “Original End of Term Charge”).
(b)~~2.6~~    Second Amendment End of Term Charge. On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable in accordance with the terms hereof, Borrower shall pay the Lenders a charge of ~~6.00~~[***]% of the principal amount of funded Term Loan Advances ~~(~~subject to such prepayment, repayment, or acceleration if such repayment, prepayment or acceleration occurs at any time on or prior to the date that is twenty-four (24) months following the Second Amendment Effective Date and (y) [***] of the principal amount subject to such prepayment, repayment, or acceleration if such repayment, prepayment or acceleration occurs at any time thereafter (the “Second Amendment End of Term Charge” and, collectively with the Original End of Term Charge, the “End of Term Charge”). Notwithstanding the required payment date of such End of Term Charge, the applicable pro rata portion of the End of Term Charge shall be deemed earned by the Lenders as of each date a Term Loan Advance is made. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day.
2.7Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loans shall be made pro rata according to the Term Commitments of the relevant Lender.

2.8Taxes; Increased Costs. The Borrower, the Agent and the Lenders each hereby agree to the terms and conditions set forth on Addendum 1 attached hereto.
2.9Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances currently existing and existing as of the Closing Date and the Second Amendment Effective Date. The Prepayment Charge and the End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Borrower expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each of the Prepayment Charge and the End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each of the Prepayment Charge and the End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between the Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Charge and the End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; (d) Borrower shall be estopped from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that their agreement to pay each of the Prepayment Charge and the End of Term Charge to the Lenders as herein described was on the Closing Date and the Second Amendment Effective Date and continues to be a material inducement to the Lenders to provide the Term Loans.
SECTION 3. SECURITY INTEREST
3.1As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Agent a security interest in all of Borrower’s right, title, and interest in, to and under all of Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now existing or hereafter acquired (collectively, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles (~~other than~~including Intellectual Property); (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; (j) Chattel Paper; (k) Documents; (l) Instruments; (m) Letter-of-Credit Rights; (n) Commercial Tort Claims and all other tangible and intangible personal property of Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing~~; provided, however, that the Collateral shall include all Accounts and General Intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the date of this Agreement, include the Intellectual Property to the extent necessary to permit perfection of Agent’s security interest in the Rights to Payment.~~.
3.2Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (a) any intent-to-use application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Alleged Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of security interest therein would impair the validity or enforceability of, or void such intent-to-use trademark application, or any registration that may issue therefrom, under applicable federal law; provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section

1060(a) (or any successor provision), such intent-to-use application shall constitute Collateral, (b) nonassignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC), (~~b~~c) any Excluded Accounts described in clauses (i) through (iii) of the definition thereof, (~~c~~d) with respect to Equity Interests in Foreign Subsidiaries and FSHCOs held directly by Borrower, more than 65% of the voting Equity Interests of any such Foreign Subsidiary or FSHCO, (~~d~~e) any assets owned directly or indirectly by any Foreign Subsidiary that is a CFC, ~~and~~ (~~e~~f) any Equity Interests in any CFC not held directly by Borrower~~.~~, (g) Revenue Participation Rights (as defined in the [***]) and any Proceeds thereof, (h) Net Sales Payments (as defined in the [***]) and any Proceeds thereof, (i) any lease, license or other agreement and any property subject thereto on the Closing Date or on the date of the acquisition of such property (other than any property acquired by Borrower subject to any such contract or other agreement to the extent such contract or other agreement was incurred in contemplation of such acquisition) to the extent that a grant of a security interest therein to secure the Secured Obligations would violate or invalidate such lease, license, contract or agreement or create a right of termination in favor of any other party thereto (other than the Borrower or any Subsidiary) (but (A) only to the extent such prohibition is enforceable under applicable law, rule or regulation, and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Article 9 of the UCC) (provided, that this exclusion shall not include any Proceeds of such lease, license or other agreement or any property subject thereto), and (j) any property to the extent that the grant of security interest therein is prohibited by any applicable law (clauses (a) – (j), the “Excluded Assets”).
SECTION 4. CONDITIONS PRECEDENT TO LOAN
The obligations of the Lenders to make the Prior Term Loan hereunder ~~are~~were subject to the satisfaction by Borrower of the following conditions:
4.1Initial Advance. On or prior to the Closing Date, Borrower shall have delivered to Agent the following:
(a)executed copies of the Loan Documents, Account Control Agreements, and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;
(b)a legal opinion of Borrower’s counsel in form and substance reasonably acceptable to Agent,
(c)certified copy of resolutions of Borrower’s board of directors evidencing approval of (i) the Loan and other transactions evidenced by the Loan Documents;
(d)certified copies of the Certificate of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower;
(e)a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect;
(f)payment of the Due Diligence Fee, ~~Tranche 1Closing~~Closing Date Facility Charge and reimbursement of Agent’s and the Lenders’ current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance;
(g)all certificates of insurance and copies of each insurance policy required hereunder; and

(h)such other documents as Agent may reasonably request.
4.2All Advances. On each Advance Date:
(a)Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.2(b), each duly executed by Borrower’s Chief Executive Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request.
(b)The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date~~.~~ (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
(c)Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing.
(d)[Reserved].
(e)With respect to any Tranche 2 Advance, Borrower shall have paid to the Agent for the benefit of the Lenders a fee in an amount equal to the Tranche 2 Facility Charge Percentage multiplied by the amount of such Tranche 2 Advance.
(f)With respect to any Tranche 3 Advance, Borrower shall have paid to the Agent for the benefit of the Lenders a fee in an amount equal to the Tranche 3 Facility Charge Percentage multiplied by the amount of such Tranche 3 Advance.
(g)With respect to any Tranche 4 Advance, Borrower shall have paid to the Agent for the benefit of the Lenders a fee in an amount equal to the Tranche 4 Facility Charge Percentage multiplied by the amount of such Tranche 4 Advance.
(h)With respect to any Tranche 5 Advance, Borrower shall have paid to the Agent for the benefit of the Lenders a fee in an amount equal to the Tranche 5 Facility Charge Percentage multiplied by the amount of such Tranche 5 Advance.
(i)~~(gh)~~    Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in paragraphs (b) and (c) of this Section 4.2 and as to the matters set forth in the Advance Request.
4.3[Reserved]
4.4No Default. As of the Closing Date and each Advance Date, (i) no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.
SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER
Borrower represents and warrants that:
5.1Corporate Status. Borrower is a corporation duly organized, legally existing and in good standing under the laws its state of incorporation, and is duly qualified as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower’s present name, former names (if any), locations, place of formation, Tax identification number, organizational identification number and other information are correctly set forth in Exhibit B, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date.
5.2Collateral. Borrower owns the Collateral and the Intellectual Property, free of all Liens, except for Permitted Liens. Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.
5.3Consents. Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents, (i) have been duly authorized by all necessary corporate action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents, (iii) do not violate any provisions of Borrower’s Certificate or Articles of Incorporation (as applicable), bylaws, or any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any material contract or material agreement or require the consent or approval of any other Person which has not already been obtained. The individual or individuals executing the Loan Documents are duly authorized to do so.
5.4Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. Borrower is not aware of any event likely to occur that is reasonably expected to result in a Material Adverse Effect.
5.5Actions Before Governmental Authorities. There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or its property, that is reasonably expected to result in a Material Adverse Effect.
5.6Laws. Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default is reasonably expected to result in a Material Adverse Effect. Borrower is not in default in any manner under any provision of any agreement or instrument evidencing material Indebtedness, or any other material agreement to which it is a party or by which it is bound.
5.7Neither Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower’s nor any of its Subsidiaries’ properties or assets has been used by Borrower or such Subsidiary or, to Borrower’s Knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8None of Borrower, any of its Subsidiaries, or any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or to the knowledge of Borrower, any of their Affiliates or agents, is acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
5.9Information Correct and Current. No information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto, when taken as a whole, contained, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections provided by Borrower to Agent, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on the most current data and information available to Borrower, and (ii) the most current of such projections provided to Borrower’s Board of Directors (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of Borrower, that no assurance is given that any particular projections will be realized, and that actual results may differ).
5.10Tax Matters. Except as described on Schedule 5.8, (a) Borrower and its Subsidiaries have filed all federal and state income Tax returns and other material Tax returns that they are required to file, (b) Borrower and its Subsidiaries have duly paid all federal and state income Taxes and other material Taxes or installments thereof that they are required to pay, except (i) Taxes being contested in good faith by appropriate proceedings and for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP and (ii) such Taxes as do not exceed [***] in the aggregate outstanding, and (c) to the best of Borrower’s knowledge, no proposed or pending Tax assessments, deficiencies, audits or other proceedings with respect to Borrower or any Subsidiary have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
5.11Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property material to Borrower’s business. Except as described on Schedule 5.9, (i) (A) each of the material Copyrights~~,~~ and Trademarks ~~and~~is valid and enforceable and (B) each of the material Patents is, to the knowledge of Borrower, valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to Borrower that any material part of the Intellectual Property violates the rights of any third party. Exhibit C is a true, correct and complete list of each of Borrower’s Patents, registered Trademarks, registered Copyrights, and material agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary, in each case as of the Closing Date. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.
5.12Intellectual Property. Except as described on Schedule 5.10, Borrower has all material rights with respect to Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower. Without limiting the generality of the foregoing, and in the case of Licenses, except for restrictions that are unenforceable under Division 9 of the UCC, Borrower has the right, to the extent required to operate Borrower’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material to Borrower’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee. Borrower is not a party to, nor is it bound by, any Restricted License.
5.13No material software or other materials used by Borrower or any of its Subsidiaries (or used in any Borrower Products or any Subsidiaries’ products) are subject to an open-source or similar license (including but not limited to the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) (collectively, “Open Source Licenses”) in a manner that would cause such software or other materials to have to be (i) distributed to third parties at no charge or a minimal charge (royalty-free basis); (ii) licensed to third parties to modify, make derivative works based on, decompile, disassemble, or reverse engineer; or (iii) used in a manner that does could require disclosure or distribution in source code form.
5.14Borrower Products. Except as described on Schedule 5.11, no material Intellectual Property owned by Borrower or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened litigation in writing, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that may affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any material future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products. Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any material Intellectual Property (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower’s knowledge, is there a reasonable basis for any such claim. Neither Borrower’s use of its Intellectual Property nor the production and sale of Borrower Products infringes the valid Intellectual Property or other rights of others.
5.15Financial Accounts. Exhibit D, as may be updated by the Borrower in a written notice provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. None of the Loan Parties or any of their Subsidiaries owns or holds any Digital Assets.
5.16Employee Loans. Except as permitted hereunder, Borrower has no outstanding loans to any employee, officer or director of the Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of the Borrower by a third party.
5.17Capitalization and Subsidiaries. Borrower’s capitalization as of the Closing Date is set forth on Schedule 5.14 annexed hereto. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date, is a true, correct and complete list of each Subsidiary.
5.18Regulatory Matters.
(a)Borrower, each Subsidiary, and to the knowledge of Borrower, their respective directors, officers, employees, and agents are, and at all times within the last three years have been, in compliance with all applicable Healthcare Laws, except where failures to so comply would not, whether individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Borrower has not received any written notification, correspondence, or any other communication from any Governmental Authority asserting non-compliance by, or liability of, Borrower or any Subsidiary under any applicable Healthcare Laws, except where such non-compliance would not, whether individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Borrower is not a party to or has any ongoing reporting obligations pursuant to or under any order by a Governmental Authority or corporate integrity agreements, deferred or non-prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Authority. Neither Borrower or any Subsidiary, nor any officers, employees or, to the knowledge of Borrower, any agents of Borrower or any Subsidiary has been excluded, suspended or debarred from any government healthcare program or convicted of any crime or engaged in any conduct that would reasonably be expected to result in debarment under any applicable Healthcare Law, and, to the knowledge of Borrower, no such Action is currently contemplated, proposed or pending.
(b)Borrower and each Subsidiary has obtained and maintained all Permits, including any Permits required pursuant to any applicable Healthcare Laws, and all of such Permits are in full force and effect, except where failures to possess or maintain the same, would not, whether individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary has fulfilled and performed all of its material obligations with respect to the Permits, and, to the knowledge of Borrower, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of any Permit, except where such revocations, terminations or impairments would not, whether individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)All clinical or preclinical studies, tests or trials that have been or are being conducted by or on behalf of, or sponsored by, Borrower or any Subsidiary, or in which Borrower’s or any Subsidiary’s products or product candidates have participated, and which have been or will be submitted to the FDA or other regulatory authorities in connection with applications for Permits, were and, if still pending, are being conducted in compliance in all material respects with all applicable Healthcare Laws. No investigational new drug application or other allowance to commence a clinical trial filed with or submitted to the FDA or other Governmental Authority by or on behalf of Borrower or any Subsidiary has been terminated or suspended, and neither the FDA nor any applicable Governmental Authority has commenced, or to the knowledge of Borrower, threatened in writing to initiate, any action to place a clinical hold order on, or otherwise terminate, delay or suspend, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of Borrower or any Subsidiary.
SECTION 6. INSURANCE; INDEMNIFICATION
6.1Coverage. Borrower shall cause to be carried and maintained commercial general liability insurance, on an occurrence form, against risks customarily insured against in Borrower’s line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Borrower must maintain a minimum of $2,000,000 of commercial general liability insurance for each occurrence. Borrower has and agrees to maintain a minimum of $2,000,000 of directors’ and officers’ insurance for each occurrence and $5,000,000 in the aggregate. So long as there are any Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) outstanding, Borrower shall also cause to be carried and maintained insurance upon the Collateral, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral, provided that such insurance may be subject to standard exceptions and deductibles. If Borrower fails to obtain the insurance called for by this Section 6.1 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Agent may obtain such insurance or make such payment, and all amounts so paid by Agent are immediately due and payable, bearing interest at the then highest rate applicable to the Secured Obligations, and secured by the Collateral.  Agent will make reasonable efforts to provide Borrower with notice of Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter.  No payments by Agent are deemed an agreement to make similar payments in the future or Agent’s waiver of any Event of Default.
6.2Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2. Borrower’s insurance certificate shall state Agent (shown as “Hercules Capital, Inc., as Agent”) is an additional insured for commercial general liability, a lenders loss payable for all risk property damage insurance, subject to the insurer’s approval, and a lenders loss payable for property insurance ~~and~~, an additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer, and such other designations as requested for Agent with respect to any other insurance policies of Borrower (including cybersecurity policies). Attached to the certificates of insurance will be additional insured endorsements for liability ~~and~~, lender’s loss payable endorsements for all risk property damage insurance and any other endorsements as requested for Agent with respect to any other insurance policies of Borrower (including cybersecurity policies). All certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. Borrower shall provide Agent with copies of each insurance policy, and upon entering or amending any insurance policy required hereunder, Borrower shall provide Agent with copies of such policies and shall promptly deliver to Agent updated insurance certificates with respect to such policies. Notwithstanding any provision hereof to the contrary, delivery of the certificates of insurance contemplated by this Section 6.2 other than to the extent previously delivered shall not be required until the date that is at least 90 days after the Second Amendment Effective Date (as such deadline may be extended by the Agent).
6.3Indemnity. Borrower agrees to indemnify and hold Agent, the Lenders and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable and documented out-of-pocket attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent resulting solely from any Indemnified Person’s gross negligence or willful misconduct. This Section 6.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, this Agreement.
SECTION 7. COVENANTS OF BORROWER
Borrower agrees as follows:
7.1Financial Reports. Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”):
(a)as soon as practicable (and in any event within thirty (30) days) after the end of each month that does not coincide with a quarter-end, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated basis), including balance sheet and related statement of income accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, all certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject to normal year end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements;
(b)as soon as practicable (and in any event within forty-five (45) days) after the end of each calendar quarter, unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year end adjustments;
(c)as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, unqualified (other than a going concern qualification based on Borrower having negative profits or based on a determination that Borrower has less than twelve (12) months liquidity) audited financial statements as of the end of such year (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent (provided that KPMG, LLP and any other “big four” accounting firm or other nationally-recognized accounting firm shall be deemed acceptable to Agent), accompanied by any management report from such accountants;
(d)as soon as practicable (and in any event within 30 days) after the end of each month, a Compliance Certificate in the form of Exhibit E;

(e)At any time the aggregate principal funded amount of Term Loan Advances is greater than or equal to [***], as soon as practicable (and in any event within 30 days) after the end of each month, a report showing agings of accounts receivable and accounts payable;
(f)promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports that Borrower has made available to holders of its preferred stock and copies of any regular, periodic and special reports or registration statements that Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or any national securities exchange;
(g)promptly and in the same manner as it gives to its directors, copies of all notices, minutes, consents and other materials that Borrower provides to its directors in connection with meetings of the Board of Directors, and within 45 days after each such meeting, minutes of such meeting, provided that in all cases Borrower may exclude confidential information, trade secrets and materials that are subject to attorney-client privilege;
(h)financial and business projections promptly following their approval by Borrower’s Board of Directors, and in any event, within 60 days after the end of Borrower’s fiscal year, as well as budgets, operating plans and other financial information reasonably requested by Agent; and
(i)notice of any Commercial Tort Claim or Letter-of-Credit Rights held by Borrower or any Qualified Subsidiary that has executed a Joinder Agreement, in each case in an amount greater than [***] and of the general details thereof; and
(j)immediate notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.
    Borrower shall not (without the consent of Agent, such consent not to be unreasonably withheld or delayed), make any change in its (a) accounting policies or reporting practices, except as required by GAAP or (b) fiscal years or fiscal quarters. The fiscal year of Borrower shall end on December 31.
    The executed Compliance Certificate, and all Financial Statements required to be delivered pursuant to clauses (a), (b), (c) and (d) shall be sent ~~via e-mail to [***] provided, that if e-mail is not available or sending such Financial Statements via e-mail is not possible, they shall be faxed to Agent at: [***], attention Account Manager: Viridian Therapeutics, Inc.~~per instructions (i) specified on Addendum 4 or (ii) otherwise provided by Agent to Borrower via a written notice from time to time.
    Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c) or (f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower emails a link thereto to Agent; provided that Borrower shall directly provide Agent all Financial Statements required to be delivered pursuant to Section 7.1(b) and (c) hereunder.
7.2Management Rights. Borrower shall permit any representative that Agent or the Lenders authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than twice per fiscal year. In addition, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records. In addition, Agent or the Lenders shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and the Lenders shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or the Lenders with respect to any business issues shall not be deemed to give Agent or the Lenders, nor be deemed an exercise by Agent or the Lenders of, control over Borrower’s management or policies.
7.3Further Assurances.
(a)Borrower shall from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, promissory notes or other documents to perfect, give the highest priority to Agent’s Lien on the Collateral, subject to Permitted Liens which may have priority over Agent’s Lien as a matter of law, or otherwise evidence Agent’s rights herein. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby and thereby. If Borrower shall at any time acquire a Commercial Tort Claim valued in excess of [***] that Borrower intends to pursue in its good faith discretion, Borrower shall grant to the Agent a security interest therein and in the proceeds thereof pursuant to documentation to be in form and substance satisfactory to Agent. In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9-504 of the UCC), collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. Borrower shall protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens.
7.4Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) in connection with the refinancing or replacement of Permitted Indebtedness to the extent permitted by clause (ix) of Permitted Indebtedness, (c) purchase money Indebtedness pursuant to its then applicable payment schedule, (d) Indebtedness owed pursuant to clauses (iv) and (vi) of the definition of Permitted Indebtedness and prepaid in the ordinary course of business, (e) prepayment by Borrower or any Subsidiary of (i) intercompany Indebtedness owed by Borrower or such Subsidiary to Borrower or any Qualified Subsidiary that has executed a Joinder Agreement, or (ii) if such Subsidiary is not a Qualified Subsidiary that has executed a Joinder Agreement, intercompany Indebtedness owed by such Subsidiary to any other such Subsidiary, (f) trade debt incurred in the ordinary course of business, (g) the use of proceeds of a casualty event to prepay a capital lease to the extent required thereby and to the extent such capital lease obligation constitutes both Permitted Indebtedness and a Permitted Lien, or (h) as otherwise permitted hereunder or approved in writing by Agent.

7.5Notwithstanding anything to the contrary in the foregoing, the issuance of, performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, payment (including, for the avoidance of doubt, any required repurchase in connection with the payment of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s common stock), settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of Borrower or, following a merger event or other change of the common stock of Borrower, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing with respect to, any Permitted Convertible Indebtedness, shall not constitute a prepayment of Indebtedness by Borrower for the purposes of this Section 7.4; provided that, to the extent the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Indebtedness (excluding any required payment of interest with respect to such Permitted Convertible Indebtedness and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the sum of (a) the aggregate principal amount thereof and (b) the aggregate amount received by Borrower pursuant to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions relating to such Permitted Convertible Indebtedness (including, for the avoidance of doubt, the case where there is no Bond Hedge Transaction relating to such Permitted Convertible Indebtedness), the payment of such excess cash shall not be permitted by the preceding sentence; provided further that principal payments in cash (including, without limitation, in satisfaction of the Borrower’s conversion obligations, other than cash in lieu of fractional shares) shall only be allowed if the Redemption Conditions are satisfied in respect of such payment and at all times after such payment.
7.6Notwithstanding the foregoing, this Section 7.4 shall not prohibit the repurchase, exchange or inducement of the conversion of Permitted Convertible Indebtedness by delivery of shares of common stock and/or a different series of Permitted Convertible Indebtedness and/or by payment of cash (in an amount that does not exceed the proceeds received by Borrower from the substantially concurrent issuance of common stock and/or such different series of Permitted Convertible Indebtedness minus the net cost of any Permitted Bond Hedge Transactions and/or Permitted Warrant Transactions plus the net cash proceeds, if any, received by Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Indebtedness that is so repurchased, exchanged or converted, Borrower shall exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Indebtedness that are so repurchased, exchanged or converted.
7.7Collateral. Collateral. Borrower shall at all times keep the Collateral~~, the Intellectual Property~~  and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process adversely affecting the Collateral, ~~the Intellectual Property,~~ such other property and assets, or any Liens thereon, provided however, that the Collateral and such other property and assets may be subject to

Permitted Liens ~~except that there shall be no Liens whatsoever on Intellectual Property (other than licenses expressly permitted under this Agreement)~~. Borrower shall not agree with any Person other than Agent or the Lenders not to encumber its property except for (a) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (b) customary restrictions on the assignment of leases, licenses and other agreements, (c) customary restrictions on assets subject to Liens permitted under clause (xiii) of the definition of “Permitted Liens” (in which case, any prohibition or limitation shall only be effective against the cash collateral provided thereto), (d) customary restrictions under asset sale agreements otherwise permitted hereunder, and (e) customary restrictions and conditions contained in agreements governing joint ventures in the ordinary course of business. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its property (including Intellectual Property), whether now existing or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement, the other Loan Documents or any other agreement with Agent or the Lenders, (b) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) customary restrictions on the assignment of leases, licenses and other agreements, (d) customary restrictions on assets subject to Liens permitted under clause (xiii) of the definition of “Permitted Liens” (in which case, any prohibition or limitation shall only be effective against the cash collateral provided thereto), (e) customary restrictions under asset sale agreements otherwise permitted hereunder, and (f) customary restrictions and conditions contained in agreements governing joint ventures in the ordinary course of business. Borrower shall cause its Subsidiaries to use commercially reasonable efforts to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any Liens whatsoever (except for Permitted Liens, provided however, that there shall be no Liens whatsoever on Intellectual Property (other than licenses expressly permitted under this Agreement) and shall give Agent prompt written notice of any legal process adversely affecting such Subsidiary’s assets in an amount greater than [***].
7.8Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments. No Loan Party shall directly or indirectly acquire or own, nor make any Investment in Digital Assets, nor permit any of its Subsidiaries so to do.
7.9Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.6 shall not prohibit the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the payment of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s common stock) or required payment of any interest with respect to, any Permitted Convertible Indebtedness in each case, in accordance with the terms of the indenture or other instrument governing such Permitted Convertible Indebtedness; provided that, to the extent the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Indebtedness (excluding any required payment of interest with respect to such Permitted Convertible Indebtedness and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the sum of (a) the aggregate principal amount thereof and (b) the aggregate amount received by Borrower pursuant to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions relating to such Permitted Convertible Indebtedness (including, for the avoidance of doubt, the case where there is no Bond Hedge Transaction relating to such Permitted Convertible Indebtedness), the payment of such excess cash shall not be permitted by the preceding sentence; provided further that principal payments in cash (including, without limitation, in satisfaction of the Borrower’s conversion obligations, other than cash in lieu of fractional shares) shall only be allowed if the Redemption Conditions are satisfied in respect of such payment and at all times after such payment.
7.10Notwithstanding the foregoing, this Section 7.6 shall not prohibit the repurchase, exchange or inducement of the conversion of Permitted Convertible Indebtedness by delivery of shares of common stock and/or a different series of Permitted Convertible Indebtedness and/or by payment of cash (in an amount that does not exceed the proceeds received by Borrower from the substantially concurrent issuance of common stock and/or such different series of Permitted Convertible Indebtedness minus the net cost of any Permitted Bond Hedge Transactions and/or Permitted Warrant Transactions plus the net cash proceeds, if any, received by Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Indebtedness that is so repurchased, exchanged or converted, Borrower shall exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Indebtedness that are so repurchased, exchanged or converted.
7.11Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than (i) pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest, (ii) cashless repurchases of such stock or Equity Interest deemed to occur upon exercise of stock options or warrants if such repurchased stock or Equity Interest represents a portion of the exercise price of such options or warrants, (iii) cashless repurchases of such stock or Equity Interest deemed to occur upon the withholding of a portion of such shares, stock or Equity Interest granted or awarded to a current or former officer, director, employee or consultant to pay for the Taxes payable by such Person upon such grant or award (or upon vesting thereof), (iv) (A) purchases of capital stock pledged as collateral for loans to employees and (B) redemptions, repurchases or cancellations of the capital stock of any future, present or former officer, director, consultant, member of management or employee in connection with such Person’s termination, resignation, death or disability in an aggregate amount not to exceed [***] per fiscal year for the foregoing subclauses (A) and (B) combined and (v) purchases of fractional shares of capital stock arising out of stock dividends, splits or combinations or business combinations or in connection with exercises or conversions of options, warrants and other convertible securities, (b) declare or pay any cash dividend or make any other cash distribution on any class of stock or other Equity Interest, except that a Subsidiary may pay dividends or make other distributions to Borrower or any Subsidiary of Borrower, (c) lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of [***] in the aggregate or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of [***] in the aggregate.
7.12
7.13Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.7 shall not prohibit the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the payment of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s common stock) or required payment of any interest with respect to, any Permitted Convertible Indebtedness, in each case in accordance with the terms of the indenture or other instrument governing such Permitted Convertible Indebtedness; provided that, to the extent the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Indebtedness (excluding any required payment of interest with respect to such Permitted Convertible Indebtedness and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the sum of (a) the aggregate principal amount thereof and (b) the aggregate amount received by Borrower pursuant to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions relating to such Permitted Convertible Indebtedness (including, for the avoidance of doubt, the case where there is no Bond Hedge Transaction relating to such Permitted Convertible Indebtedness), the payment of such excess cash shall not be permitted by the preceding sentence; provided further that, principal payments in cash (including, without limitation, in satisfaction of the Borrower’s conversion obligations, other than cash in lieu of fractional shares) shall only be allowed if the Redemption Conditions are satisfied in respect of such payment and at all times after such payment.
7.14Notwithstanding the foregoing, this Section 7.7 shall not prohibit the repurchase, exchange or inducement of the conversion of Permitted Convertible Indebtedness by delivery of shares of common stock and/or a different series of Permitted Convertible Indebtedness and/or by payment of cash (in an amount that does not exceed the proceeds received by Borrower from the substantially concurrent issuance of common stock and/or such different series of Permitted Convertible Indebtedness minus the net cost of any Permitted Bond Hedge Transactions and/or Permitted Warrant Transactions plus the net cash proceeds, if any, received by Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Indebtedness that is so repurchased, exchanged or converted, Borrower shall exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Indebtedness that are so repurchased, exchanged or converted.
7.15Notwithstanding the foregoing, Borrower may (a) pay the purchase price of any Permitted Bond Hedge Transaction or (b) settle, unwind or terminate all or any portion of any Permitted Warrant Transaction by (i) set-off against the concurrent settlement, unwind or other termination of all or any portion of any related Permitted Bond Hedge Transaction or (ii) delivery of common stock.
7.16Transfers. Except for Permitted Transfers, Borrower shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets.
7.17Mergers and Consolidations. Borrower shall not merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than (i) Permitted Acquisitions and (ii) mergers or consolidations of (a) a Subsidiary which is not a Borrower into another Subsidiary or into Borrower or (b) a Borrower into another Borrower).
7.18Taxes. Borrower shall, and shall cause each of its Subsidiaries to, pay when due all material Taxes of any nature whatsoever now or hereafter imposed or assessed against Borrower or the Collateral or upon Borrower’s ownership, possession, use, operation or disposition thereof or upon Borrower’s rents, receipts or earnings arising therefrom. Borrower shall, and shall cause each of its Subsidiaries to, accurately file on or before the due date therefor (taking into account proper extensions) all federal and state income Tax returns and other material Tax returns required to be filed. Notwithstanding the foregoing, Borrower and its Subsidiaries may contest, in good faith and by appropriate proceedings diligently conducted, Taxes for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP.
7.19Corporate Changes. Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent. Neither Borrower nor any Subsidiary shall suffer a Change in Control or engage in or permit any of its Subsidiaries to engage in any business other than the businesses engaged in by Borrower or such Subsidiary, as applicable, as of the Closing Date or reasonably related thereto. Neither Borrower nor any Qualified Subsidiary shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America. Neither Borrower nor any Qualified Subsidiary shall relocate any item of Collateral (other than (A) sales of Inventory in the ordinary course of business, (B) relocations of Equipment having an aggregate value of up to [***] in any fiscal year, (C) relocations of Collateral from a location described on Exhibit B to another location described on Exhibit B, (D) possession of Equipment by employees in the ordinary course of business (e.g. laptops), (E) offsite repair of Equipment in the ordinary course of business and (F) the movement of Collateral in transit in the ordinary course of business) unless (i) it has provided prompt written notice to Agent, (ii) such relocation is within the continental United States of America and, (iii) if such relocation is to a third party bailee, it has delivered a bailee agreement in form and substance reasonably acceptable to Agent.
7.20Deposit Accounts. Other than Excluded Accounts, neither Borrower nor any Qualified Subsidiary shall maintain any Deposit Accounts, any accounts or sub-accounts in connection with an insured cash sweep program, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement on terms and conditions reasonably satisfactory to Agent. None of the Loan Parties or any of their Subsidiaries shall own or hold any Digital Assets.
7.21Borrower shall notify Agent of each Subsidiary formed subsequent to the Closing Date and, within 15 Business Days of formation, shall cause any such Subsidiary that is a Qualified Subsidiary to execute and deliver to Agent a Joinder Agreement. With respect to any Subsidiary that is not a Qualified Subsidiary, at such time such Subsidiary ceases to be an Excluded Subsidiary, Borrower shall cause such Subsidiary to execute and deliver to Agent a Joinder Agreement.
7.22MSC Investment Conditions. At any time that the MSC Subsidiary has any assets or liabilities, Borrower shall satisfy the MSC Investment Conditions at all times.
7.23Notification of Event of Default. Borrower shall notify Agent, immediately upon knowledge and in no event later than two (2) Business Days, of the occurrence of any Event of Default.
7.24~~[Reserved]~~Permitted Royalty Agreement.

(a)Neither Borrower nor any Subsidiary shall permit any amendment to the Permitted Royalty Agreement in effect as of the Second Amendment Effective Date other than in accordance with [***], without Agent’s prior written consent.
7.25Use of Proceeds. Borrower agrees that the proceeds of the ~~Loans~~Advances shall be used solely to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes; provided, that the proceeds of the Tranche 1A Advance shall be used in part to refinance the Prior Term Loans, to pay related fees and expenses in connection therewith, and otherwise for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.
7.26Excluded Subsidiaries. Borrower shall not permit Excluded Subsidiaries to maintain (i) assets in excess of [***] in the aggregate (other than the MSC Subsidiary subject to Section 7.14 of this Agreement), at any time, (ii) any material Intellectual Property or (iii) any contracts which are material to the business of Borrower and its Subsidiaries individually or in the aggregate.
7.27Compliance with Laws.
7.28Borrower shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respect with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations and all applicable Healthcare Laws (but excluding any law, rule or regulation with respect to Taxes to the extent covered by the terms of Section 7.10)), and shall, or cause its Subsidiaries to, obtain and maintain all required Permits reasonably necessary in connection with the conduct of Borrower’s business.
7.29Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.
7.30Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

7.31None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.
7.32Financial Covenants.
(a) Minimum Cash.
(i)~~7.20     Minimum Cash. Anytime the aggregate principal funded amount of Term Loan Advances is greater than or equal to [***]~~On and after October 1, 2026, Borrower shall at all times maintain Qualified Cash in an amount equal to or greater than the amount equal to [***] of the outstanding Secured Obligations plus the Qualified Cash A/P Amount; provided, that upon the occurrence of the [***] and thereafter (other than any date on which an Event of Default has occurred and is continuing), Borrower shall at all such times maintain Qualified Cash in an amount equal to or greater than [***] of the outstanding Secured Obligations plus the Qualified Cash A/P Amount. ~~Compliance with this Section 7.20 shall be waived so long as~~ On any date on which Borrower maintains a Market Capitalization of at least ~~[***]. In addition, at~~ [***], it is understood and agreed that this Section 7.20(a)(i) shall not apply to the Borrower and shall not be tested.
(ii)At all times after Borrower makes any principal payment in cash under any Permitted Convertible Indebtedness (including, without limitation, in satisfaction of the Borrower’s conversion obligations, other than cash in lieu of fractional shares)~~,~~  Borrower shall at all such times maintain Qualified Cash in an amount equal to or greater than [***] of the outstanding Secured Obligations.
(b)Minimum Revenue. At any time after which the aggregate principal amount of Term Loan Advances funded on and after the Second Amendment Effective Date exceeds [***], commencing with the last month of the fiscal quarter occurring six (6) months after the [***], Borrower shall achieve [***] of at least the amounts set forth in Schedule 7.20(b) with respect to the applicable corresponding test date. For any fiscal quarter in which either (i)(x) Borrower maintained a Market Capitalization of at least [***] and (y) Borrower has maintained Qualified Cash in an amount equal to or greater than [***] of the outstanding Secured Obligations plus the Qualified Cash A/P Amount, or (ii) Borrower has maintained Qualified Cash in an amount equal to or greater than [***] of the outstanding Secured Obligations plus the Qualified Cash A/P Amount, it is understood and agreed that this Section 7.20(b) shall not apply to the Borrower and shall not be tested.
7.33Intellectual Property. Each Borrower shall (i) protect, defend and maintain the validity and enforceability of its material Intellectual Property; (ii) promptly advise Agent in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrowers’ business to be abandoned, forfeited or dedicated to the public without Agent’s written consent. If Borrower (a) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (b) applies for any Patent or the registration of any Trademark or any Copyright or mask works, in each case, with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, then Borrower shall provide written notice thereof to Agent concurrently with the delivery of the first Compliance Certificate due immediately thereafter, and shall execute such intellectual property security agreements and other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in such property (other than Excluded Assets). Borrower shall provide written notice to Agent within thirty (30) days of entering or becoming bound by any Restricted License (other than off-the-shelf software that is commercially available to the public). Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Loan Document prevents or shall be deemed to prevent Borrower or any of it Subsidiaries from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property to the extent permitted by this Agreement if Borrower or such Subsidiary determines in its reasonable business judgment that such Intellectual Property is no longer material to Borrower’s businesses or otherwise of material value.
7.34Transactions with Affiliates. Borrower shall not and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of Borrower or such Subsidiary on terms that are less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of Borrower or such Subsidiary, other than (i) employment and severance arrangements between Borrower and its Subsidiaries and their respective officers and employees in the ordinary course of business, (ii) transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business and (iii) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of Borrower and its Subsidiaries.
~~7.23    Post-Close Obligations. Notwithstanding any provision herein or in any other Loan Document to the contrary, to the extent not actually delivered on or prior to the Closing Date, Borrower shall deliver to Agent (or its designated agent):~~
~~(a)    within thirty (30) days of the Closing Date (or such later date as Agent may agree to in its reasonable discretion), (i) an endorsement to Borrower's general liability insurance policy that names Agent as an additional insured, (ii) an endorsement to Borrower's property insurance policy that names Agent as the sole lender's loss payee, (iii) endorsements to the general liability and property insurance policies stating that the insurer will give Agent at least thirty (30) days prior written notice before any such policy or policies shall be canceled and (iv) copies of each insurance policy required hereunder;~~
~~(b)    within forty-five (45) days of the Closing Date (or such later date as Agent may agree to in its reasonable discretion), a landlord consent in form and substance acceptable to Agent in its sole discretion for (i) 221 Crescent Street, Suite 401, Waltham, MA 02453 and (ii) 6200 Lookout Road, Boulder CO 80301; and~~
~~(c)    deliver to Agent (or its designee), within five (5) Business Days of the Closing Date (or such later date as Agent may agree to in its reasonable discretion), Account Control Agreements with respect to accounts held at SVB and US Bank, in each case form and substance satisfactory to Agent in its reasonable discretion.~~
7.35~~(d)    within five (5) Business Days of the Closing Date (or such later date as Agent may agree to in its reasonable discretion), in each case, in form and substances satisfactory to Agent in its reasonable discretion, (i) original stock certificates or other instruments representing or evidencing the Pledged Equity (as defined in the Pledge Agreement), accompanied by appropriate duly executed original instruments of transfer or assignment (including, without limitation, stock powers) in blank and (ii) an updated schedule to the Pledge Agreement, as applicable.~~

SECTION 8. RIGHT TO INVEST
8.1The Lenders or their assignee or nominee shall have the right, in its discretion, to participate in any Subsequent Financing in an amount of up to [***] on the same terms, conditions and pricing afforded to others participating in any such Subsequent Financing. This Section 8.1, and all rights and obligations hereunder, shall terminate upon the repayment in full of all Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement).
SECTION 9. EVENTS OF DEFAULT
The occurrence of any one or more of the following events shall be an Event of Default:
9.1Payments. Borrower fails to pay any amount due under this Agreement or any of the other Loan Documents on the due date; provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or the Lenders or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or
9.2Covenants. Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and the Lenders, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6 and 7), any other Loan Document, or any other agreement among Borrower, Agent and the Lenders, such default continues for more than ten (10) Business Days after the earlier of the date on which (i) Agent or the Lenders has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a default under any of Sections 6 and 7, the occurrence of such default; or
9.3Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; or
9.4Representations. Any representation or warranty made by Borrower in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or
9.5Insolvency. Borrower (A) (i) shall make an assignment for the benefit of creditors; or (ii) shall be unable to pay its debts as they become due, or be unable to pay or perform under the Loan Documents, or shall become insolvent; or (iii) shall file a voluntary petition in bankruptcy; or (iv) shall file any petition, answer, or document seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; or (v) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Borrower or of all or any substantial part (i.e., 33-1/3% or more) of the assets or property of Borrower; or (vi) shall cease operations of its business as its business has normally been conducted, or terminate substantially all of its employees; or (vii) Borrower or its directors or majority shareholders shall take any action initiating any of the foregoing actions described in clauses (i) through (vi); or (B) either (i) thirty (30) days shall have expired after the commencement of an involuntary action against Borrower seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of Borrower being stayed; or (ii) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (iii) Borrower shall file any answer admitting or not contesting the material allegations of a petition filed against Borrower in any such proceedings; or (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or (v) thirty (30) days shall have expired after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower without such appointment being vacated; or
9.6Attachments; Judgments. Any material portion of Borrower’s assets is attached or seized, or a levy is filed against any such assets, or a judgment or judgments is/are entered for the payment of money (not covered by independent third party insurance as to which liability has not been rejected by such insurance carrier), individually or in the aggregate, of at least [***], and such judgment remains unsatisfied, unvacated or unstayed for a period of thirty (30) days after the entry thereof, or Borrower is enjoined or in any way prevented by court order from conducting any part of its business; or
9.7Fundamental Change. The occurrence of any “fundamental change” (howsoever defined) under the indenture governing any Permitted Convertible Indebtedness; or
9.8Other Obligations. The occurrence of (a) any default under any agreement or obligation of Borrower involving any Indebtedness in excess of [***], or any other material agreement or obligation, if a Material Adverse Effect could reasonably be expected to result from such default~~.~~ or (b) any uncured breach under the Permitted Royalty Agreement, as may be amended, amended and restated, supplemented or otherwise modified from time to time, resulting in a right by any third party or parties, whether or not exercised, to receive payment in an amount reasonably expected to be in excess of [***].
SECTION 10. REMEDIES
10.1General. Upon the occurrence and during the continuance of any one or more Events of Default, Agent may, and at the direction of the Required Lenders shall, (i) accelerate and demand payment of all or any part of the Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, the Prepayment Charge and the End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act), (ii) declare the commitments of each Lender to make Loans and Advances to be terminated, whereupon such commitments shall be terminated and (iii) exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact to:  (a) exercisable following the occurrence of an Event of Default, (i) sign Borrower’s name on any invoice or bill of lading for any account or drafts against account debtors; (ii) demand, collect, sue, and give releases to any account debtor for monies due, settle and adjust disputes and claims about the accounts directly with account debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Agent’s or Borrower’s name, as Agent may elect); (iii) make, settle, and adjust all claims under Borrower’s insurance policies; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) transfer the Collateral into the name of Agent or a third party as the UCC permits; and (vi) receive, open and dispose of mail addressed to Borrower; and (b) regardless of whether an Event of Default has occurred, (i) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; and (ii) notify all account debtors to pay Agent directly.  Borrower hereby appoints Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied in full and the Loan Documents have been terminated.  Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until all Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been fully repaid and performed and the Loan Documents have been terminated. ~~Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral.~~  All Agent’s rights and remedies shall be cumulative and not exclusive.
10.2Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:
    First, to Agent and the Lenders in an amount sufficient to pay in full Agent’s and the Lenders’ reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.12;
    Second, to the Lenders in an amount equal to the then unpaid amount of the Secured Obligations (including principal, interest, and the Default Rate interest), in such order and priority as Agent may choose in its sole discretion; and
    Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate indemnity obligations), to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.
Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.
10.3No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral.
10.4Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.
SECTION 11. MISCELLANEOUS
11.1Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.2Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:
(a)If to Agent:
HERCULES CAPITAL, INC.
Legal Department
Attention: [***]
[***]
[***]
[***]
email: [***]
Telephone: [***]
(b)If to the Lenders:
HERCULES CAPITAL, INC.
Legal Department
Attention: [***]
[***]
[***]
[***]
email: [***]
Telephone: [***]
(c)If to Borrower:
VIRIDIAN THERAPEUTICS, INC.
Attention: [***]
221 Crescent Street, Suite 401
Waltham, MA 02453
email: [***]
Telephone: [***]

with a copy to:

~~GIBSON, DUNN & CRUTCHER LLP~~
~~Attention: [***]~~
~~333 South Grand Avenue~~
~~Los Angeles, CA 90071-3197~~
~~Email: [***]~~
~~Telephone: [***]~~

ROPES & GRAY LLP
Attention: Christopher Holt
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Email: Christopher.Holt@ropesgray.com
Telephone: 617-951-7368

or to such other address as each party may designate for itself by like notice.
11.3Entire Agreement; Amendments.
(a)This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated March 9, 2022 and the Non-Disclosure Agreement).
(b)Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and Borrower party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and the Borrower party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest (or fee payable hereunder) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Borrower from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.18 or Addendum 3 without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon Borrower, the Lender, the Agent and all future holders of the Loans.
11.4No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
11.5No Waiver. The powers conferred upon Agent and the Lenders by this Agreement are solely to protect its rights hereunder and under the other Loan Documents and its interest in the Collateral and shall not impose any duty upon Agent or the Lenders to exercise any such powers. No omission or delay by Agent or the Lenders at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or the Lenders is entitled, nor shall it in any way affect the right of Agent or the Lenders to enforce such provisions thereafter.
11.6Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and the Lenders and shall survive the execution and delivery of this Agreement. Sections 6.3, 8.1 (except as otherwise provided in Section 8.1), 11.14, 11.15 and 11.17 shall survive the termination of this Agreement.
11.7Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and the Lenders may assign, transfer, or endorse its rights hereunder and under the other Loan Documents without prior notice to Borrower, and all of such rights shall inure to the benefit of Agent’s and the Lenders’ successors and assigns; provided that as long as no Event of Default has occurred and is continuing, neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party that is a direct competitor of Borrower (as reasonably determined by Agent), it being acknowledged that in all cases, any transfer to an Affiliate of any Lender or Agent shall be allowed. Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Agent and the Lenders may assign, transfer or indorse its rights hereunder and under the other Loan Documents to any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Agent and the Lenders may assign, transfer or indorse its rights hereunder and under the other Loan Documents to any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such assignee as Agent reasonably shall require. The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of the Lender(s), and the Term Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agent and the Lender(s) shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
11.8Participations. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. Borrower agrees that each participant shall be entitled to the benefits of the provisions in Addendum 1 attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Addendum 1 attached hereto (it being understood that the documentation required under Section 7 of Addendum 1 attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.7; provided that such participant shall not be entitled to receive any greater payment under Addendum 1 attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.
11.9Governing Law. This Agreement and the other Loan Documents have been negotiated and delivered to Agent and the Lenders in the State of California, and shall have been accepted by Agent and the Lenders in the State of California. Payment to Agent and the Lenders by Borrower of the Secured Obligations is due in the State of California. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
11.10Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.11 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.
11.11Mutual Waiver of Jury Trial / Judicial Reference.
(a)Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER, AGENT AND THE LENDERS SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, THE LENDERS OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, THE LENDERS OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower and the Lenders; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and the Lenders; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.
(b)If the waiver of jury trial set forth in Section 11.11(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the

Santa Clara County, California. Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.
(c)In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 11.10, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.
11.12Professional Fees. Borrower promises to pay Agent’s and the Lenders’ fees and expenses necessary to finalize the loan documentation, including but not limited to reasonable attorneys’ fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable attorneys’ and other professionals’ fees and expenses incurred by Agent and the Lenders after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or the Lenders in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.
11.13Confidentiality. Agent and the Lenders acknowledge that certain items of Collateral and information provided to Agent and the Lenders by Borrower are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and the Lenders agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and the Lenders may disclose any such information: (a) to its Affiliates and its partners, investors, lenders, directors, officers, employees, agents, advisors, counsel, accountants, counsel, representative and other professional advisors if Agent or the Lenders in their sole discretion determines that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public or to the extent such information becomes publicly available other than as a result of a breach of this Section or becomes available to Agent or any Lender, or any of their respective Affiliates on a non-confidential basis from a source other than the Borrower; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Agent or the Lenders and any rating agency; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or the Lenders’ counsel; (e) to comply with any legal requirement or law applicable to Agent or the Lenders or demanded by any governmental authority; (f) to the extent reasonably necessary in connection with the exercise of, or preparing to exercise, or the enforcement of, or preparing to enforce, any right or remedy under any Loan Document (including Agent’s sale, lease, or other disposition of Collateral after default), or any action or proceeding relating to any Loan Document; (g) to any participant or assignee of Agent or the Lenders or any prospective participant or assignee, provided, that such participant or assignee or prospective participant or assignee is subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (h) to any investor or potential investor (and each of their respective Affiliates or clients) in the Agent or the Lenders (or each of their respective Affiliates); provided that such investor, potential investor, Affiliate or client is subject to confidentiality obligations with respect to the Confidential Information; (i) otherwise to the extent consisting of general portfolio information that does not identify Borrower; or (j) otherwise with the prior consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and the Lenders’ obligations under this Section 11.13 shall supersede all of their respective obligations under the Non-Disclosure Agreement.
11.14Assignment of Rights. Borrower acknowledges and understands that Agent or the Lenders may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and the Lenders hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and the Lenders shall retain all rights, powers and remedies hereby given. No such assignment by Agent or the Lenders shall relieve Borrower of any of its obligations hereunder. the Lenders agrees that in the event of any transfer by it of the promissory note(s) (if any), it will endorse thereon a notation as to the portion of the principal of the promissory note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.
11.15Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or the Lenders. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, the Lenders or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or the Lenders in Cash.
11.16Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.
11.17No Third Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, the Lenders and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, the Lenders and the Borrower.
11.18Agency. Agent and each Lender hereby agree to the terms and conditions set forth on Addendum 3 attached hereto. Borrower acknowledges and agrees to the terms and conditions set forth on Addendum 3 attached hereto.
11.19Publicity. None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party’s name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’

web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no such consent shall be required (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.13.
11.20Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
11.21[***]
(SIGNATURES TO FOLLOW)

~~IN WITNESS WHEREOF, Borrower, Agent and the Lenders have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.~~
~~BORROWER:~~
~~VIRIDIAN THERAPEUTICS, INC.~~
~~Signature: _______________________~~
~~Print Name: _______________________~~
~~Title: _______________________~~
~~Accepted in Palo Alto, California:~~
~~AGENT:~~
~~HERCULES CAPITAL, INC.~~
~~Signature: _______________________~~
~~Print Name: _______________________~~
~~Title: _______________________~~
~~LENDERS:~~
~~HERCULES CAPITAL, INC.~~
~~Signature: _______________________~~
~~Print Name: _______________________~~
~~Title: _______________________~~
~~HERCULES [***]~~
~~By: Hercules [***], its Investment Adviser~~
~~Signature: _______________________~~
~~Print Name: Seth Meyer~~
~~Title: Chief Financial Officer~~
~~HERCULES [***]~~
~~By: Hercules [***], its Investment Adviser~~
~~Signature: _______________________~~
~~Print Name: Seth Meyer~~
~~Title: Chief Financial Officer~~

1

Table of Addenda, Exhibits and Schedules

Addendum 1: Taxes; Increased Costs
Addendum 2:    Reserved
Addendum 3:    Agent and Lender Terms
Addendum 4: Delivery Instructions
Exhibit A:    [***]
Exhibit B:    [***]
Exhibit C:    [***]
Exhibit D:    [***]
Exhibit E:    Compliance Certificate
Exhibit F:    Joinder Agreement
Exhibit G:    [Reserved]
Exhibit H:    [***]
Exhibit I:    [Reserved]
Exhibit J-1:    Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-2:    Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-3:    Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-4:    Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Schedule 1.1    [***]
Schedule 1    [***]
Schedule 1A    [***]
Schedule 1B    [***]
Schedule 1C    [***]
Schedule 5.3    [***]
Schedule 5.8    [***]
Schedule 5.9    [***]
2

Schedule 5.10    [***]
Schedule 5.11    [***]
Schedule 5.14    [***]
Schedule 7.20(b) [***]

3

ADDENDUM 1 to LOAN AND SECURITY AGREEMENT
TAXES; INCREASED COSTS
1.Defined Terms. For purposes of this Addendum 1:
a.“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
b.“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Term Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Addendum 1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Addendum 1 and (iv) any withholding Taxes imposed under FATCA.
c.“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such Sections of the Code.
d.“Foreign Lender” means a Lender that is not a U.S. Person.
e.“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.
f.“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
4

g.“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
h.“Recipient” means the Agent or any Lender, as applicable.
i.“Withholding Agent” means the Borrower and the Agent.
2.Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant governmental authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Addendum 1) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
3.Payment of Other Taxes by Borrower. The Borrower shall timely pay to the relevant governmental authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes.
4.Indemnification by Borrower. Without duplication of its obligations under Sections 2 or 3 of this Addendum 1, the Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Addendum 1 or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In addition, the Borrower agrees to pay, and to save the Agent and any Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes (excluding taxes imposed on or measured by the net income of the Agent or such Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement.
5.Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.8 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that
5

are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this Section 5.
6.Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a governmental authority pursuant to the provisions of this Addendum 1, the Borrower shall deliver to the Agent the original or a copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.
7.Status of Lenders.
a.Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Addendum 1) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
b.Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
i.any Lender that is a U.S. Person shall deliver to the Borrower and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
ii.any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), whichever of the following is applicable:
A.in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest
6

under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
B.executed copies of IRS Form W-8ECI;
C.in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or
D.to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;
iii.any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Agent to determine the withholding or deduction required to be made; and
iv.if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by applicable law (including as prescribed by Section
7

1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
c.Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so. For purposes of this Section 7 of Addendum 1, Agent shall be treated as a Lender and required to deliver documentation to Borrower as if it were a Lender.
8.Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Addendum 1 (including by the payment of additional amounts pursuant to the provisions of this Addendum 1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Addendum 1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant governmental authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such indemnified party is required to repay such refund to such governmental authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
9.Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, the Borrower will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered.
10.Survival. Each party’s obligations under the provisions of this Addendum 1 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a
8

Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
9

ADDENDUM 2 to LOAN AND SECURITY AGREEMENT
[Reserved]
SECTION 12.
1

ADDENDUM 3 to LOAN AND SECURITY AGREEMENT
(a)Agent and Lender Terms
(a)Each Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.
(b)Each Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Addendum 3, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.
(c)Agent in Its Individual Capacity. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.
(d)Exculpatory Provisions. The Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent shall not:
(i)be subject to any fiduciary or other implied duties, regardless of whether any default or any Event of Default has occurred and is continuing;
(ii)have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Lenders, provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and
(iii)except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and the Agent shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as the Agent or any of its Affiliates in any capacity.
1

(e)The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Lenders or as the Agent shall believe in good faith shall be necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct.
(f)The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent. Reliance by Agent. Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of this Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of the Lenders unless Agent shall have been provided by the Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.
(g)Each of the Lenders irrevocably authorizes and directs Agent (and, upon the request of the Borrower, the Agent hereby agrees), to release any Lien granted to or held by Agent hereunder or under any other Loan Document (i) when all Secured Obligations have been paid in full (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement); (ii) on any property constituting Collateral sold or to be sold or disposed of as part of or in connection with any sale or other disposition permitted hereunder, including as a result of a written waiver or consent provided in accordance with the terms hereof (it being agreed and understood that Agent may conclusively rely without further inquiry on a certificate of an officer of the Borrower as to the sale or other disposition of property being made in compliance with this Agreement); or (iii) subject to Section 11.3, if approved, authorized or ratified in writing by Required Lenders. Upon request by Agent at any time, Lenders and any other Secured Party will confirm in writing Agent’s authority to release particular types or items of Collateral pursuant to this clause (g). In connection with any termination or release pursuant to this clause (g), Agent shall promptly, upon the request by the Borrower, (i) execute and deliver to Borrower, at Borrower’s sole expense, all documents reasonably satisfactory to Agent that Borrower shall reasonably request and to perform other
2

actions reasonably necessary to evidence such termination or release and (ii) deliver to Borrower any portion of such Collateral so released that is in the physical possession of Agent.
12.1
ADDENDUM 4 to LOAN AND SECURITY AGREEMENT
Delivery Instructions
The Compliance Certificate shall be uploaded and executed via Lumonic. All other financial reports required to be furnished to Agent pursuant to Section 7.1 shall be submitted via Lumonic.
The Compliance Certificate and other financial reports required to be furnished to Agent pursuant to Section 7.1 may be sent to [***] with a copy to [***], should access to Lumonic be temporarily unavailable.
3

EXHIBIT E
COMPLIANCE CERTIFICATE
Hercules Capital, Inc. (as “Agent”)
~~400 Hamilton Avenue~~1 North B Street, Suite ~~310~~2000
~~Palo Alto~~San Mateo, CA ~~94301~~94401
Reference is made to that certain Loan and Security Agreement dated April 1, 2022 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement ~~all~~ (as such agreement may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time ~~(hereinafter referred to collectively as~~, the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Viridian Therapeutics, Inc. (the “Company”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.
The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending ___________ of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly (other than quarter-end) within 30 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 90 days
A/R and A/P Agings[1]	Monthly within 30 days

ACCOUNTS OF BORROWER AND ITS SUBSIDIARIES AND AFFILIATES
1 NTD: Applicable at any time the aggregate principal funded amount of Term Loan Advances is greater than or equal to [***].

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower’s Subsidiary/Affiliate, as applicable.
Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

SUBSIDIARY / AFFILIATE Name/Address

1
2
3
4
5
6
7

Financial Covenant

Name of Test	Required Level	Actual Level	In Compliance Y/N?
Minimum Cash Section 7.20(a)(i) of the Loan Agreement Section 7.20(a)(ii) of the Loan Agreement[2]
If [***] has not been achieved:

Maintain Qualified Cash of at least $__________ which is [***] of the outstanding Secured Obligations plus the Qualified Cash A/P Amount

If (x) [***] has been achieved and (y) no Event of Default has occurred and is continuing:

~~$15,000,00025,000,000 + $__________ = $__________~~Qualified Cash of at least $__________ which is [***] of the outstanding Secured Obligations plus the Qualified Cash A/P Amount[3]
		Qualified Cash: $__________	Yes No
If any principal payment in cash has been made under any Permitted Convertible Indebtedness (other than cash in lieu of fractional shares):

Qualified Cash of at least $__________ which is [***] of the outstanding Secured Obligations
		Qualified Cash: $__________	Yes No
2 ~~NTD:~~ Only to be tested ~~when the principal amount of outstanding Term Loan Advances exceeds [***] and~~on and after October 1, 2026, unless Company’s Market Capitalization is ~~less than [***]~~at least [***].
~~3 NTD: Insert Qualified Cash A/P Amount.~~

Name of Test	Required Level	Actual Level	In Compliance Y/N?
Minimum Cash Section 7.20(a)(i) of the Loan Agreement Section 7.20(a)(ii) of the Loan Agreement[2,2]
If [***] has not been achieved:

Maintain Qualified Cash of at least $__________ which is [***] of the outstanding Secured Obligations plus the Qualified Cash A/P Amount

If (x) [***] has been achieved and (y) no Event of Default has occurred and is continuing:

~~$15,000,00025,000,000 + $__________ = $__________~~Qualified Cash of at least $__________ which is [***] of the outstanding Secured Obligations plus the Qualified Cash A/P Amount[3,3]
		Qualified Cash: $__________	Yes No
Minimum Revenue Section 7.20(b) of the Loan Agreement[4]	[***] of at least the amounts set forth in Schedule 7.20(b) with respect to the applicable fiscal quarter.	[ò]	Yes No

7.18 Excluded Subsidiaries

a. individual amount of assets maintained at each Excluded Subsidiary (other than the MSC Subsidiary):
    (i) $________
    (ii) $________
2 ~~NTD:~~ Only to be tested ~~when the principal amount of outstanding Term Loan Advances exceeds [***] and~~on and after October 1, 2026, unless Company’s Market Capitalization is ~~less than [***]~~at least [***].
2 ~~NTD:~~ Only to be tested ~~when the principal amount of outstanding Term Loan Advances exceeds [***] and~~on and after October 1, 2026, unless Company’s Market Capitalization is ~~less than [***]~~at least [***].
~~3 NTD: Insert Qualified Cash A/P Amount.~~
~~3 NTD: Insert Qualified Cash A/P Amount.~~
4 Only tested if the aggregate principal amount of Term Loan Advances funded on and after the Second Amendment Effective Date exceeds [***], and waived for any fiscal quarter in which either (i)(x) Borrower maintained a Market Capitalization of at least [***] and (y) Borrower has maintained Qualified Cash in an amount equal to or greater than [***] of the Secured Obligations plus the Qualified Cash A/P Amount, or (ii) Borrower has maintained Qualified Cash in an amount equal to or greater than [***] of the Secured Obligations plus the Qualified Cash A/P Amount.

b. aggregate amount of assets maintained at all Excluded Subsidiaries (other than the MSC Subsidiary) $________.

c. is clause b. greater than [***]? Yes____ not in compliance; No ____ in compliance.

Very Truly Yours,
VIRIDIAN THERAPEUTICS, INC.
By:    ____________________________
Name: _____________________________
Its:    ____________________________

EXHIBIT F
FORM OF JOINDER AGREEMENT
This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [ ], 20[ ], and is entered into by and between__________________., a ___________ corporation (“Subsidiary”), and HERCULES CAPITAL, INC., a Maryland corporation (as “Agent”).
RECITALS
A. Subsidiary’s Affiliate, [ ] (“Company”) [has entered/desires to enter] into that certain Loan and Security Agreement dated April 1, 2022, with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, the “Lenders”) and the Agent~~,~~  (as such agreement may be amended ~~(~~, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith;
B. Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith;
AGREEMENT
NOW THEREFORE, Subsidiary and Agent agree as follows:
1.The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.
2. By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [ ], (b) neither Agent nor the Lenders shall have any duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other Loan Documents, (c) that if Subsidiary is covered by Company’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Company satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements. To the extent that Agent or the Lenders has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Company and not to Subsidiary or any other Person or entity. By way of example (and not an exclusive list): (i) Agent’s providing notice to Company in accordance with the Loan Agreement or as otherwise agreed among Company, Agent and the Lenders shall be deemed provided to Subsidiary; (ii) a Lender’s providing an Advance to Company shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on the Lenders.
3.Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities.
4.Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance.
5.As security for the prompt, complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Subsidiary grants to Agent a security interest in all of Subsidiary’s right, title, and interest in and to the Collateral.
6. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

7.[SIGNATURE PAGE TO JOINDER AGREEMENT]
SUBSIDIARY:
_________________________________.

    By:
    Name:
    Title:
    Address:

    Telephone: ___________
    email: ____________
AGENT:
HERCULES CAPITAL, INC.

By:____________________________________
Name:__________________________________
Title: ___________________________________

Address:
~~400 Hamilton Ave.~~1 North B Street, Suite ~~310~~2000
    ~~Palo Alto~~San Mateo, CA ~~94301~~94401
email: [***]
Telephone: [***]

EXHIBIT J-1
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan and Security Agreement dated as of April 1, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Viridian Therapeutics, Inc., a Delaware corporation, and each of its Qualified Subsidiaries (as defined in the Loan Agreement) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).
Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___        [NAME OF LENDER]

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

EXHIBIT J-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan and Security Agreement dated as of April 1, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Viridian Therapeutics, Inc., a Delaware corporation, and each of its Qualified Subsidiaries (as defined in the Loan Agreement) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).
Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___        [NAME OF PARTICIPANT]

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

EXHIBIT J-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan and Security Agreement dated as of April 1, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Viridian Therapeutics, Inc., a Delaware corporation, and each of its Qualified Subsidiaries (as defined in the Loan Agreement) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).
Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___        [NAME OF PARTICIPANT]

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

EXHIBIT J-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan and Security Agreement dated as of April 1, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Viridian Therapeutics, Inc., a Delaware corporation, and each of its Qualified Subsidiaries (as defined in the Loan Agreement) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).
Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___        [NAME OF LENDER]

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

SCHEDULE 1.15
COMMITMENTS

LENDERS	Tranche 1A Commitment	Tranche 1B Commitment	Tranche ~~11C~~1C Commitment	Tranche 2 Commitment	Tranche 3 Commitment	Tranche 4 Commitment	Tranche ~~4~~5*	Term Commitment*
Hercules Capital, Inc.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hercules [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hercules [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hercules [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hercules [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hercules [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TOTAL COMMITMENTS	$ ~~5,000,000~~50,000,000	$ 25,000,000~~20,000,000~~	$25,000,000	$~~10,000,000 20,000,000~~ 50,000,000	$~~15,000,000 20,000,000~~ 50,000,000	$50,000,000	$~~25,000,000 60,000,000~~50,000,000*	$~~75,000,000* 150,000,000~~ 300,000,000*
*Funding of Tranche ~~4~~5 is subject to approval by Lenders’ investment committee in its sole discretion.
5 NTD: Hercules to update.